UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03342

Sit Mid Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code: (612) 332-3223

Date of fiscal year end: June 30, 2016

Date of reporting period: June 30, 2016

Item 1:	Reports to Stockholders

Annual Report
June 30, 2016

Balanced Fund

Dividend Growth Fund

Global Dividend Growth Fund

Large Cap Growth Fund

Mid Cap Growth Fund

Small Cap Dividend Growth Fund

Small Cap Growth Fund

International Growth Fund

Developing Markets Growth Fund

Sit Mutual Funds

Sit Mutual Funds STOCK FUNDS ANNUAL REPORT TABLE OF CONTENTS

This document must be preceded or accompanied by a Prospectus.

CHAIRMAN’S LETTER (Unaudited)

August 4, 2016

Dear Fellow Shareholders:

Despite significant volatility, including notable corrections over the past twelve months, global equity markets have rebounded recently, due to a combination of resiliency in the global economy and a consensus view that “lower for longer” interest rates may persist.

Economic Overview

Although we recognize that the economic expansion is well-advanced (now in its eighth year), we believe that the U.S economy remains on a path of slow, but steady, growth, despite vacillations in quarterly Gross Domestic Product (GDP) figures. The most important factor is consumer spending (approximately 70% of GDP), which has been strengthening recently after a slow start to the year. This has been augmented by a strong housing sector. Manufacturing is also showing signs of improvement after several difficult quarters, as the collapse in energy-related activity and the strength of the U.S. dollar had an outsized impact on many industries through most of 2015 and early 2016. Monthly job data have been increasingly volatile, with trends pointing to a modest deceleration from the robust job creation experienced earlier in the recovery. The absence of wage growth has been a key feature of this cycle, but most indicators point to steady gains (i.e., +2.5-3% year-over-year), supported by recent minimum wage hikes in many states.

While inflation statistics have remained benign for quite some time, we are closely monitoring near-term data, as the impact from the strong dollar and lower oil prices begin to normalize in year-over-year comparisons. In general, services inflation has been offset so far by goods deflation, but this is unlikely to persist. While a significant spike in inflation is unlikely, we see some risk of financial market complacency, as several factors (import prices, rent costs, higher commodities/oil) indicate upward pricing pressure in the U.S. In a sense, while investors may welcome any uptick in global growth, it may well coincide with an upside “surprise” in core inflation, both in the U.S. and abroad. This may have a particular impact on rock-bottom government bond yields, which are actually negative in many countries around the world. In terms of Federal Reserve policy, recent statements by policymakers indicate there is some tolerance for higher inflation readings until deflationary fears (mostly outside the U.S.) subside. Therefore, we think it is unlikely the Federal Reserve will take any action before year-end.

The recent decision by the United Kingdom to exit the Euro-pean Union (EU) will leave the entire region in an extended period of political and economic uncertainty. Exit negotiations will be highly contentious and time-consuming, but the overall global economic impact will likely be modest over the near term. The UK represents less than 2% of global economy (in GDP terms), although we acknowledge the risk of an erosion in confidence more broadly in Europe. Furthermore, we believe the risk of a “domino effect” in the EU, with other members calling for referendums of their own, is unlikely, due to a combination of political and economic factors. However, the rise of nationalist/populist agendas throughout Europe is a risk and could prove to be an obstacle to tighter integration, the implementation of much needed structural reforms, and the ability to respond to crises in a timely manner. With the “Brexit” adding uncertainty to an already slow economic growth backdrop, the European Central Bank and the Bank of England have both been quick to state that they stand ready to take all necessary steps to maintain financial and monetary stability.

Concerns over growth in China have periodically rattled financial markets lately, but recent economic data point to stabilization in its economy. Although we have great doubts over the continued boom in credit growth and renewed fiscal stimulus as sustainable growth drivers, it is clear that policymakers are intent on meeting stated economic growth targets. While nearterm risks have subsided, we continue to have concerns that growth may disappoint in the intermediate term. In Japan, evidence continues to mount that Prime Minister Abe’s policy agenda, which includes a mix of fiscal stimulus, monetary easing and structural reforms, is not performing as advertised. With economic growth hovering around the flatline, we remain cautious on Japan as well.

Equity Strategy

Markets have been increasingly volatile over the past year, with corrections of over 10% occurring in August 2015 and the first part of 2016. This volatility may continue, as economic growth concerns and geopolitical uncertainty are unlikely to diminish. However, our base case is that, absent any significant increase in interest rates that may pressure equity valuations, stock markets can grind higher. We note that a “Goldilocks economy” (i.e., not too hot or cold) has historically been a good backdrop for financial markets.

In the U.S., equity valuations appear elevated on most metrics relative to historic norms, as stocks have risen (albeit modestly) against a backdrop of declining earnings. The second quarter of 2016 will likely mark the fourth consecutive quarter of year-over-year earnings declines for the S&P 500. Importantly, however, the tremendous earnings pressure brought on by collapsing oil prices (impacting producer and equipment firms) and the stronger dollar (impacting multinationals) is diminishing, as comparisons ease considerably going forward. While bottom-up projections of double-digit earnings growth for 2017 will almost certainly prove to be too high, any change into positive growth territory would be welcomed by investors.

Defensive sectors have recently led the market higher, as market volatility and economic growth concern contributed to “risk-off” sentiment. Consumer staples and utilities have risen sharply, as investors sought out high dividend-payers while

2	SIT MUTUAL FUNDS ANNUAL REPORT

bond yields moved sharply lower. These sectors now appear overvalued and are vulnerable to any shifts in investor sentiment, perhaps driven simply by greater conviction that slow growth (with no recession) is likely to continue and the Federal Reserve may eventually be content to “normalize” interest rates as inflationary pressures gradually move higher. From our perspective, identifying companies that can grow earnings in a sluggish economic backdrop is paramount. We believe the health care sector currently offers the best risk/reward opportunity for investors relative to other sectors, as innovation and demographics drive secular growth for many of its companies. Many technology stocks are also cheaply valued relative to their growth prospects, with semiconductor and software companies particularly attractive. Thematically, the prevailing backdrop of slow economic growth and continued low interest rates (on a global basis) is likely to persist for quite some time. While there are pockets of overvaluation in some sectors (e.g., staples and utilities noted above), we believe investors will focus on dividend-paying companies that deliver current yield with a potential for growth.

Outside the U.S., we continue to overweight Europe relative to the benchmark, despite “Brexit” uncertainty. European equity valuations remain relatively attractive, with many stocks trading at a discount to U.S. peers and slightly below their historical average on a cyclically-adjusted price-to-earnings (P/E) basis. With regard to Japan, we remain materially underweighted, as we continue to see little to ease our concerns regarding significant structural challenges, such as an aging population, significant public debt, and rigid labor markets. However, despite our concerns on the sustainability of current economic growth, we maintain a moderate overweight in China, based on our belief the economy will avoid a hard landing and because valuations are close to levels not seen since the financial crisis.

In each region or sector, our research emphasis remains focused on identifying high-quality growth companies trading at attractive valuations. It is our view that building a diversified portfolio of companies that compound earnings on a consistent basis will reward our investors over the longer term.

With best wishes,

Roger J. Sit

Chairman, President, CEO and Global CIO

JUNE 30, 2016	3

Sit Balanced Fund

OBJECTIVE & STRATEGY

The dual objectives of the Sit Balanced Fund are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks and bonds. The Fund may emphasize either equity securities or fixed-income securities, or hold equal amounts of each, dependent upon the Adviser’s analysis of market, financial and economic conditions.

The Fund’s permissible investment allocation is: 35-65% in equity securities and 35-65% in fixed-income securities. At all times at least 25% of the fixed-income assets will be invested in fixed-income senior securities.

The Sit Balanced Fund’s twelve-month return was +1.47%. The S&P 500® Index return was +3.99% over the period, while the Barclays Aggregate Bond Index gained +6.00%. The Lipper Balanced Fund Index rose +1.49% over the period.

Despite significant volatility along the way, large cap stocks and bonds managed to move narrowly higher over the past twelve months. We believe the backdrop for modest returns for both stocks and bonds may well continue, predicated on the persistence of very low interest rates and a Federal Reserve that is likely to take a slow path to interest rate “normalization.” With equity valuations appearing to be at “fair” levels, we believe it is critical to emphasize quality and growth at this point in the cycle. Based on current valuations, we believe the greatest opportunities are in the technology services and health technology sectors, which represent the heaviest weighted groups within the Fund. In terms of performance, the equity portion of the Fund trailed the S&P 500® Index over the period, dragged down by poor stock selection in the consumer non-durables and retail trade sectors. In addition, the Fund has had no exposure to the slow growth utility sector, which performed exceptionally well over the past year (largely due to the group’s high correlation with bonds).

For the twelve months ending 6/30/16, returns for the fixed income portion of the Fund essentially matched that of the Barclays Aggregate Bond Index. The attractive income advantage of the Fund’s bond positions contributed positively to returns. However, while the Fund’s bond positions experienced positive price appreciation on an absolute basis, it was below the benchmark on a relative basis. The fixed income portion of the portfolio was positioned conservatively, in anticipation of a rising interest rate environment. As interest rates declined during the year, this conservative position detracted from relative price returns. Looking ahead, we expect yields to continue to be volatile, but to now trade within a lower yielding range than we saw in the first half of 2016. We are maintaining an emphasis on liquidity and quality to take advantage of the volatility on a tactical

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the S&P 500® Index and the Barclays Aggregate Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index. This is the primary index for the equity portion of the Fund.

2 Barclays Aggregate Bond Index is an unmanaged market value-weighted index which measures the performance of investment grade debt securities with maturities of at least one year. This is the primary index for the fixed income portion of the Fund.

basis, while also remaining somewhat defensive against a potential rise in interest rates.

As of June 30th, the asset allocation of the Fund was 62% equities and 38% fixed income and cash.

Roger J. Sit

Bryce A. Doty

Portfolio Managers

Information on this page is unaudited.
4	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2016

	Sit Balanced Fund	S&P 500® Index 1	Barclays Aggregate Bond Index 2
One Year	1.47%	3.99%	6.00%
Five Year	7.65	12.10	3.76
Ten Year	5.90	7.42	5.13
Since Inception	6.71	9.02	5.62
(12/31/93)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

2 Barclays Aggregate Bond Index is an unmanaged market value-weighted index which measures the performance of investment grade debt securities with maturities of at least one year.

PORTFOLIO SUMMARY

Net Asset Value 6/30/16:	$ 20.40 Per Share
Net Asset Value 6/30/15:	$21.54 Per Share
Total Net Assets:	$23.5 Million

TOP HOLDINGS

Top Equity Holdings:

1. Medtronic, PLC

2. Alphabet, Inc.

3. Visa, Inc.

4. Apple, Inc.

5. Verizon Communications, Inc.

Top Fixed Income Holdings:

1. U.S. Treasury Strips, 2.91%, 5/15/44

2. FHLMC, 5.00%, 10/1/43

3. FNMA, 5.50%, 10/1/33

4. FNMA, 6.00%, 8/1/37

5. AB Income Fund

Based on total net assets as of June 30, 2016. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2016. Subject to change.

Information on this page is unaudited.
JUNE 30, 2016	5

SCHEDULE OF INVESTMENTS

June 30, 2016

Sit Balanced Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 61.6%
Commercial Services - 1.4%
1,325	Equifax, Inc.	170,130
3,150	Nielsen Holdings, PLC	163,706

		333,836

Communications - 2.2%
1,400	SBA Communications Corp. *	151,116
6,500	Verizon Communications, Inc.	362,960

		514,076

Consumer Durables - 1.0%
1,350	Electronic Arts, Inc. *	102,276
1,550	Polaris Industries, Inc.	126,728

		229,004

Consumer Non-Durables - 5.4%
2,700	Estee Lauder Cos., Inc.-Class A	245,754
6,850	Hanesbrands, Inc.	172,140
3,825	NIKE, Inc.	211,140
2,925	PepsiCo, Inc.	309,874
1,150	Philip Morris International, Inc.	116,978
2,500	Procter & Gamble Co.	211,675

		1,267,561

Consumer Services - 5.0%
230	Chipotle Mexican Grill, Inc. *	92,635
550	Marriott International, Inc.	36,553
5,900	Starbucks Corp.	337,008
1,700	Time Warner, Inc.	125,018
6,150	Visa, Inc.	456,146
1,250	Walt Disney Co.	122,275

		1,169,635

Electronic Technology - 5.5%
4,350	Apple, Inc.	415,860
9,250	Applied Materials, Inc.	221,722
1,925	Broadcom, Ltd.	299,145
4,000	Ciena Corp. *	75,000
6,700	Intel Corp.	219,760
1,025	Skyworks Solutions, Inc.	64,862

		1,296,349

Energy Minerals - 2.4%
650	Chevron Corp.	68,140
2,250	Continental Resources, Inc. *	101,858
850	EOG Resources, Inc.	70,907
3,800	Marathon Petroleum Corp.	144,248
2,300	Occidental Petroleum Corp.	173,788

		558,941

Quantity	Name of Issuer	Fair Value ($)

Finance - 5.8%
1,650	Ameriprise Financial, Inc.	148,252
2,450	Brixmor Property Group, Inc.	64,827
800	Chubb, Ltd.	104,568
1,175	Goldman Sachs Group, Inc.	174,582
4,000	Invesco, Ltd.	102,160
4,575	JPMorgan Chase & Co.	284,290
1,600	Marsh & McLennan Cos., Inc.	109,536
2,100	Synchrony Financial *	53,088
3,150	US Bancorp	127,040
3,900	Wells Fargo & Co.	184,587

		1,352,930

Health Services - 1.6%
650	Express Scripts Holding Co. *	49,270
550	Humana, Inc.	98,934
1,675	UnitedHealth Group, Inc.	236,510

		384,714

Health Technology - 9.2%
2,550	AbbVie, Inc.	157,870
550	Alexion Pharmaceuticals, Inc. *	64,218
750	Allergan, PLC *	173,318
1,750	Celgene Corp. *	172,602
2,700	Gilead Sciences, Inc.	225,234
1,000	Incyte Corp. *	79,980
2,100	Johnson & Johnson	254,730
5,650	Medtronic, PLC	490,250
1,050	Mylan NV *	45,402
5,650	Pfizer, Inc.	198,936
1,000	Thermo Fisher Scientific, Inc.	147,760
1,325	Zimmer Holdings, Inc.	159,504

		2,169,804

Industrial Services - 0.4%
1,150	Schlumberger, Ltd.	90,942

Process Industries - 1.2%
2,425	Ecolab, Inc.	287,605

Producer Manufacturing - 4.1%
825	3M Co.	144,474
950	Danaher Corp.	95,964
1,250	Delphi Automotive, PLC	78,250
2,450	General Electric Co.	77,126
1,850	Honeywell International, Inc.	215,192
1,500	Raytheon Co.	203,925
1,400	United Technologies Corp.	143,570

		958,501

Retail Trade - 4.5%
3,350	CVS Health Corp.	320,729
2,375	Home Depot, Inc.	303,264
1,600	Macy’s, Inc.	53,776

See accompanying notes to financial statements.
6	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity /Principal Amount ($)	Name of Issuer	Fair Value ($)

2,300	Target Corp.	160,586
2,900	TJX Cos., Inc.	223,967

		1,062,322

Technology Services - 9.6%
1,950	Accenture, PLC	220,916
3,000	Adobe Systems, Inc. *	287,370
430	Alphabet, Inc.-Class A *	302,518
255	Alphabet, Inc.-Class C *	176,485
1,250	ANSYS, Inc. *	113,438
2,800	Cognizant Technology Solutions Corp. *	160,272
2,525	Facebook, Inc. *	288,557
6,825	Microsoft Corp.	349,235
1,350	Oracle Corp.	55,256
2,750	PayPal Holdings, Inc. *	100,402
165	priceline.com, Inc. *	205,988

		2,260,437

Transportation - 2.3%
5,575	Delta Air Lines, Inc.	203,097
750	FedEx Corp.	113,835
1,350	Union Pacific Corp.	117,788
1,050	United Parcel Service, Inc.	113,106

		547,826

Total Common Stocks (cost: $11,385,816)		14,484,483

Bonds - 31.3%

Asset-Backed Securities - 1.6%
286	Bayview Financial Acquisition Trust, 2006-D 1A2, 5.66%, 12/28/36 [14]	284
13,433	Centex Home Equity, 2004-D AF4, 4.68%, 6/25/32 [14]	13,497
9,729	Citifinancial Mortgage Securities, Inc., 2004-1 AF3, 3.77%, 4/25/34 [14]	9,808
14,291	Conseco Finance, 2001-D M1, 1.79%, 11/15/32 [1]	14,075
14,044	Conseco Financial Corp., 1997-7 A6, 6.76%, 7/15/28	14,251
74,989	Credit Suisse First Boston Mortgage Corp., 2005-AGE1 M3, 1.10%, 2/25/32 [1]	72,738
30,703	HouseHold Home Equity Loan Trust, 2007-2 A4, 0.75%, 7/20/36 [1]	30,522
7,954	Irwin Home Equity Corp., 2005-1 M1, 5.92%, 6/25/35 [14]	8,031
20,664	New Century Home Equity Loan Trust, 2005-A A4W, 4.88%, 8/25/35 [14]	21,460
86,999	Park Place Securities, Inc., 2005-WHQ3 M2, 1.13%, 6/25/35 [1]	86,831
3,004	RAAC Series, 2005-SP2 1M1, 0.97%, 5/25/44 [1]	3,000

Principal Amount ($)	Name of Issuer	Fair Value ($)

6,384	Residential Asset Mortgage Products, Inc., 2005-RZ3 A3, 0.85%, 9/25/35 [1]	6,373
5,132	Residential Funding Mortgage Securities II, Inc., 2003-HI2 A6, 5.26%, 7/25/28 [14]	5,122
82,992	Vanderbilt Acquisition Loan Trust Series, 2002-1 B2, 8.47%, 5/7/32 [1]	93,988

		379,980

Collateralized Mortgage Obligations - 6.5%
	Fannie Mae:
52,379	2004-T1 1A1, 6.00%, 1/25/44	61,226
31,360	1999-17 C, 6.35%, 4/25/29	35,053
41,916	2001-82 ZA, 6.50%, 1/25/32	48,527
14,947	2009-30 AG, 6.50%, 5/25/39	16,531
6,654	2013-28 WD, 6.50%, 5/25/42	7,712
30,072	2004-W9 2A1, 6.50%, 2/25/44	35,250
91,167	2015-88 CJ, 6.50%, 7/25/44	105,213
5,269	2010-108 AP, 7.00%, 9/25/40	6,087
14,128	2004-T3, 1A3, 7.00%, 2/25/44	16,990
	Freddie Mac:
49,622	K014 1A, 2.79%, 10/25/20	51,057
43,782	4293 BA, 5.37%, 10/15/47 [1]	47,589
43,037	2102 Z, 6.00%, 12/15/28	49,131
45,547	2122 ZE, 6.00%, 2/15/29	50,241
51,158	2980 QA, 6.00%, 5/15/35	59,963
27,294	2283 K, 6.50%, 12/15/23	30,280
46,703	2357 ZJ, 6.50%, 9/15/31	53,968
34,938	T-59 1A1, 6.50%, 10/25/43	42,292
86,565	4520 HM, 6.50%, 8/15/45	105,314
106,970	1142 IA, 7.00%, 10/15/21	117,916
12,392	3946 KW, 7.00%, 11/15/29	13,318
46,253	3704 CT, 7.00%, 12/15/36	55,319
30,279	2238 PZ, 7.50%, 6/15/30	35,329
	Government National Mortgage Association:
69,493	2015-80 BA, 6.98%, 6/20/45 [1]	81,809
67,711	2014-69 W, 7.26%, 11/20/34 [1]	80,961
57,734	2013-133 KQ, 7.37%, 8/20/38	69,778
39,090	2005-74 HA, 7.50%, 9/16/35	44,039
89,006	RFMSI Series Trust, 2003-S12 M1, 5.98%, 12/25/32 [1]	94,160
	Sequoia Mortgage Trust:
34,740	2013-3 A2, 2.50%, 3/25/43 [1]	34,187
18,706	2012-4 A2, 3.00%, 9/25/42 [1]	18,922
	Vendee Mortgage Trust:
32,014	2008-1 B, 7.49%, 3/15/25 [1]	37,309
26,012	1994-2 2, 8.61%, 5/15/24 [1]	28,660

		1,534,131

Corporate Bonds - 10.7%
26,396	Aircraft Certificate Owner Trust 2003, 7.00%, 9/20/22 [4]	27,452
50,000	Alphabet, Inc., 3.63%, 5/19/21	55,253

See accompanying notes to financial statements.
JUNE 30, 2016	7

SCHEDULE OF INVESTMENTS

June 30, 2016

Sit Balanced Fund (Continued)

Principal Amount ($)	Name of Issuer	Fair Value ($)

41,748	American Airlines 2013-2 Class B Trust, 5.60%, 7/15/20 [4]	43,001
100,000	Assured Guaranty US Holdings, Inc., 7.00%, 6/1/34	114,676
25,000	Bank One Michigan (Subordinated), 8.25%, 11/1/24	32,919
25,000	Blackstone Holdings Finance Co., LLC, 4.75%, 2/15/23 [4]	27,917
	Boeing Co.:
25,000	2.25%, 6/15/26	25,115
50,000	8.63%, 11/15/31	78,754
70,000	8.75%, 9/15/31	109,310
19,492	Burlington Northern and Santa Fe Railway Co. 2001-1 Trust, 6.73%, 7/15/22	21,666
	Burlington Northern Santa Fe, LLC:
25,000	7.00%, 12/15/25	33,726
25,000	7.08%, 5/13/29	34,737
25,000	Canadian National Railway Co., 7.38%, 10/15/31	35,568
25,000	Comcast Cable Communications, LLC, 8.50%, 5/1/27	35,752
42,516	Continental Airlines 2000-1 Class A-1 Trust, 8.05%, 11/1/20	46,449
41,583	Delta Air Lines 2007-1 Class A Trust, 6.82%, 8/10/22	48,320
57,836	Doric Nimrod Air Alpha 2012-1 Class A Trust, 5.13%, 11/30/22 [4]	59,278
54,271	Doric Nimrod Air Alpha 2013-1 Trust, 5.25%, 5/30/23 [4]	56,171
25,000	General Electric Co., 7.50%, 8/21/35	37,505
50,000	Invesco Finance, PLC, 3.75%, 1/15/26	53,672
150,000	INVISTA Finance, LLC, 4.25%, 10/15/19 [4]	146,250
25,000	Kaiser Foundation Hospitals, 3.50%, 4/1/22	26,889
50,000	Loews Corp., 3.75%, 4/1/26	53,003
25,000	Lowe’s Companies, Inc., 7.59%, 6/18/27	32,680
25,000	Macy’s Retail Holdings, Inc., 6.70%, 7/15/34	26,935
105,000	Manufacturers & Traders Trust Co. (Subordinated), 5.63%, 12/1/21 [1]	102,112
50,000	Markel Corp., 4.90%, 7/1/22	55,506
25,000	Nordstrom, Inc., 4.00%, 10/15/21	26,730
40,000	Northern States Power Co., 7.13%, 7/1/25	52,063
32,019	Northwest Airlines 2007-1 A Trust, 7.03%, 11/1/19	36,102
50,000	Progressive Corp. (Subordinated), 6.70%, 6/15/37 [1]	45,875
50,000	Raytheon Co., 4.88%, 10/15/40	61,309
50,000	Rockwell Collins, Inc., 3.70%, 12/15/23	54,681
50,000	Security Benefit Life Insurance Co. (Subordinated), 7.45%, 10/1/33 [4]	58,854
50,000	Spirit Airlines 2015-1B Trust, 4.45%, 4/1/24	49,750
50,000	State Street Corp., 7.35%, 6/15/26	67,946
75,000	Symetra Financial Corp., 4.25%, 7/15/24	77,937
50,000	UnitedHealth Group, Inc., 3.75%, 7/15/25	54,856

Principal Amount ($)	Name of Issuer	Fair Value ($)

39,417	US Airways 2001-1C Trust (Subordinated), 7.35%, 3/20/22	43,063
25,000	US Bancorp (Subordinated), 3.10%, 4/27/26	26,004
78,000	Validus Holdings, Ltd., 8.88%, 1/26/40	107,118
2,000	Verizon Communications, 5.90%, 2/15/54	55,000
33,522	Virgin Australia 2013-1A Trust, 5.00%, 10/23/23 [4]	34,614
25,000	Wachovia Capital Trust II (Subordinated), 1.13%, 1/15/27 [1]	21,062
67,000	Walt Disney Co., 7.55%, 7/15/93	88,333
50,000	Wells Fargo & Co. (Subordinated), 4.30%, 7/22/27	53,987
50,000	XTO Energy, Inc., 6.75%, 8/1/37	73,840

		2,509,740

Federal Home Loan Mortgage Corporation - 2.1%
165,529	5.00	%,	10/1/43	187,269
7,226	6.00	%,	10/1/21	7,666
51,261	6.50	%,	2/1/22	55,761
55,229	7.00	%,	4/1/31	62,641
30,289	7.00	%,	7/1/32	32,950
23,365	7.00	%,	11/1/37	27,799
44,901	7.50	%,	7/1/29	55,616
13,974	7.50	%,	11/1/36	17,601
27,162	8.00	%,	2/1/34	33,971
4,156	8.38	%,	5/17/20	4,390

				485,664

Federal National Mortgage Association - 4.5%
33,957	5.00	%,	2/1/33	35,669
151,031	5.50	%,	10/1/33	170,157
133,847	6.00	%,	8/1/37	155,033
114,865	6.00	%,	2/1/38	135,790
60,969	6.15	%,	11/1/43	70,226
69,941	6.50	%,	9/1/27	82,397
110,183	6.50	%,	10/1/36	130,210
63,381	6.50	%,	3/1/40	75,378
27,417	7.00	%,	1/1/32	31,825
22,766	7.00	%,	3/1/33	26,966
16,537	7.00	%,	12/1/36	19,888
37,905	8.00	%,	1/1/31	40,948
28,901	8.00	%,	2/1/31	37,262
6,485	8.46	%,	7/15/26	7,485
37,523	8.50	%,	10/1/30	45,543

				1,064,777

Government National Mortgage Association - 2.7%
85,795	5.75	%,	12/15/22	93,600
75,438	6.00	%,	4/15/29	87,541
34,903	6.50	%,	1/20/29	41,304
44,014	6.50	%,	11/20/38	48,477
19,851	7.00	%,	12/15/24	22,011

See accompanying notes to financial statements.
8	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)/ Quantity	Name of Issuer			Fair Value ($)

26,422	7.00	%,	11/20/27	31,919
67,622	7.00	%,	9/20/29	81,260
27,780	7.00	%,	9/20/38	32,742
74,501	7.50	%,	4/20/32	94,046
25,278	8.00	%,	7/15/24	28,222
65,731	8.38	%,	3/15/31	68,326

				629,448

Taxable Municipal Securities - 1.8%
30,000	City of New York, NY, 5.24%, 12/1/21	34,956
40,000	Kentucky Housing Corp., 3.50%, 1/1/40	41,706
42,062	Louisiana Housing Corp., 3.05%, 12/1/38	42,901
50,000	Macomb Interceptor Drain Drainage District, 5.50%, 5/1/30	53,152
50,000	Massachusetts Educational Financing Authority, 4.00%, 1/1/32	52,502
68,000	Multistate Liquidating Trust No. 1, 3.11%, 12/15/28 4, [17]	71,402
50,000	Soledad Redevelopment Agency, 6.13%, 12/1/32	52,664
70,000	Texas St. Pub. Fin. Auth. Charter Sch. Fin., 8.75%, 8/15/27	77,015

		426,298

U.S. Government / Federal Agency Securities - 1.4%
650,000	U.S. Treasury Strips, 2.91%, 5/15/44 [6]	332,244

Total Bonds (cost: $7,179,645)		7,362,282

Investment Companies - 2.6%
18,298	AB Income Fund	148,763
5,903	BlackRock Enhanced Government Fund	80,930
15,800	BlackRock Income Trust	104,754
8,700	Duff & Phelps Utility and Corporate Bond Trust	84,651
26,500	MFS Intermediate Income Trust	122,960
16,352	Putnam Premier Income Trust	76,854

Total Investment Companies (cost: $629,497)		618,912

Short-Term Securities - 3.6%
834,908	Fidelity Prime Money Market Portfolio Class I, 0.44%

Total Short-Term Securities (cost: $834,908)		834,908

Fair Value ($)

Total Investments in Securities - 99.1% (cost: $20,029,866)	23,300,585
Other Assets and Liabilities, net - 0.9%	210,466

Total Net Assets - 100.0%	$23,511,051

*	Non-income producing security.

[1]	Variable rate security. Rate disclosed is as of June 30, 2016.

[4]

144A Restricted Security. The total value of such securities as of June 30, 2016 was $524,939 and represented 2.2% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[6]

Zero coupon or convertible capital appreciation bond, for which the rate disclosed is either the effective yield on purchase date or the coupon rate to be paid upon conversion to coupon paying, respectively.

[14]	Step Coupon: A bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate disclosed is as of June 30, 2016.

[17]

Security that is either an absolute and unconditional obligation of the United States Government or is collateralized by securities, loans, or leases guaranteed by the U.S. Government or its agencies or instrumentalities.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

LLC — Limited Liability Company

PLC — Public Limited Company

See accompanying notes to financial statements.
JUNE 30, 2016	9

SCHEDULE OF INVESTMENTS

June 30, 2016

Sit Balanced Fund (Continued)

A summary of the levels for the Fund’s investments as of June 30, 2016 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	14,484,483	—	—	14,484,483
Asset-Backed Securities	—	379,980	—	379,980
Collateralized Mortgage Obligations	—	1,534,131	—	1,534,131
Corporate Bonds	—	2,509,740	—	2,509,740
Federal Home Loan Mortgage Corporation	—	485,664	—	485,664
Federal National Mortgage Association	—	1,064,777	—	1,064,777
Government National Mortgage Association	—	629,448	—	629,448
Taxable Municipal Securities	—	426,298	—	426,298
U.S. Government / Federal Agency Securities	—	332,244	—	332,244
Investment Companies	618,912	—	—	618,912
Short-Term Securities	834,908	—	—	834,908

Total:	15,938,303	7,362,282	—	23,300,585

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
10	SIT MUTUAL FUNDS ANNUAL REPORT

[This page intentionally left blank.]

JUNE 30, 2016	11

Sit Dividend Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit Dividend Growth Fund is to provide current income that exceeds the dividend yield of the S&P 500® Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

The Sit Dividend Growth Fund Class I posted a +3.94% return over the last twelve months, compared to the +3.99% return for the S&P 500® Index.The Fund’s gross dividend yield (before deduction of Fund expenses) was 2.65%, compared to 2.16% for the S&P 500® Index.

Large cap stocks overcame two significant corrections to move modestly higher over the past year, despite a sluggish corporate earnings growth backdrop. We expect significant volatility to continue in the near to intermediate term, as investors struggle with uncertainties ranging from the pace of economic growth, the impact of the upcoming presidential election, and implications from the United Kingdom’s recent decision to leave the European Union. In general, however, the prevailing backdrop of slow economic growth and continued low interest rates (on a global basis) is likely to persist for quite some time. We believe investors will focus on dividend-paying companies that will deliver a growing income stream regardless of the underlying market/economic environment. To this point, 79 of 84 companies held in the Fund have raised their quarterly dividends over the past year (through June 30), with an average increase of +9%.

The Fund performed in line with the S&P 500® Index over the past year. Strong stock selection added significantly to performance in the electronic technology and health technology sectors. In terms of individual stocks, top performers in these sectors included Applied Materials, Broadcom, Intel, Medtronic, Becton Dickinson, and Johnson & Johnson. Conversely, stock selection in the retail trade sector was negative due to poor performances by Macy’s, Target and CVS Health, and the absence of Amazon (which does not pay a dividend), which is a heavily weighted stock within the index and gained +65% over the period. The technology service sector was the other key drag on performance over the past year, primarily driven by the Fund’s underweighted position in non-dividend paying stocks (including Facebook and Alphabet).

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the S&P 500® Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index. This is the Fund’s primary index.

Our research effort remains on identifying high quality companies that can deliver consistent earnings growth and return excess capital to shareholders, primarily through dividends, over both the near and long term.

Roger J. Sit

Kent L. Johnson

Michael J. Stellmacher

Portfolio Managers

Information on this page is unaudited.
12	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2016

	Sit Dividend Growth Fund		S&P 500® Index [1]
	Class I	Class S
One Year	3.94%	3.68%	3.99%
Five Year	10.57	10.30	12.10
Ten Year	8.59	8.31	7.42
Since Inception - Class I	9.02	n/a	7.41
(12/31/03)
Since Inception - Class S	n/a	8.12	7.08
(3/31/06)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 6/30/16:	$ 15.82 Per Share
Net Asset Value 6/30/15:	$ 17.40 Per Share
Total Net Assets:	$ 942.2 Million
Class S:
Net Asset Value 6/30/16:	$ 15.76 Per Share
Net Asset Value 6/30/15:	$ 17.34 Per Share
Total Net Assets:	$ 67.6 Million

Weighted Average Market Cap:	$ 107.4 Billion

TOP 10 HOLDINGS

  1. Verizon Communications, Inc.

  2. Microsoft Corp.

  3. Medtronic, PLC

  4. Johnson & Johnson

  5. Pfizer, Inc.

  6. CVS Health Corp.

  7. Home Depot, Inc.

  8. Wells Fargo & Co.

  9. Intel Corp.

10. PepsiCo, Inc.

Based on total net assets as of June 30, 2016. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2016. Subject to change.

Information on this page is unaudited.
JUNE 30, 2016	13

SCHEDULE OF INVESTMENTS

June 30, 2016

Sit Dividend Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 98.2%

Commercial Services - 1.2%
225,850	Nielsen Holdings, PLC	11,737,424

Communications - 4.0%
140,975	BCE, Inc.	6,669,527
604,925	Verizon Communications, Inc.	33,779,012

		40,448,539

Consumer Durables - 2.1%
73,375	Polaris Industries, Inc.	5,999,140
71,275	Snap-On, Inc.	11,248,620
68,515	Tupperware Brands Corp.	3,856,024

		21,103,784

Consumer Non-Durables - 7.1%
228,250	Hanesbrands, Inc.	5,735,923
59,075	JM Smucker Co./The	9,003,621
79,275	Kimberly-Clark Corp.	10,898,727
181,200	PepsiCo, Inc.	19,196,328
115,775	Philip Morris International, Inc.	11,776,633
179,225	Procter & Gamble Co.	15,174,981

		71,786,213

Consumer Services - 2.7%
190,825	CBS Corp.	10,388,513
117,375	Starbucks Corp.	6,704,460
139,175	Visa, Inc.	10,322,610

		27,415,583

Electronic Technology - 7.7%
155,000	Apple, Inc.	14,818,000
562,725	Applied Materials, Inc.	13,488,518
116,550	Broadcom, Ltd.	18,111,870
596,850	Intel Corp.	19,576,680
100,970	Skyworks Solutions, Inc.	6,389,382
111,225	Xilinx, Inc.	5,130,809

		77,515,259

Energy Minerals - 3.3%
94,500	Marathon Petroleum Corp.	3,587,220
165,625	Occidental Petroleum Corp.	12,514,625
476,900	Suncor Energy, Inc.	13,224,437
74,225	Valero Energy Corp.	3,785,475

		33,111,757

Quantity	Name of Issuer	Fair Value ($)

Finance - 17.9%
123,175	Allstate Corp.	8,616,091
145,875	Arthur J Gallagher & Co.	6,943,650
415,800	Brixmor Property Group, Inc.	11,002,068
76,850	Chubb, Ltd.	10,045,064
168,300	Discover Financial Services	9,019,197
273,825	Duke Realty Corp.	7,300,175
16,050	Everest Re Group, Ltd.	2,931,854
286,800	Hartford Financial Services Group, Inc.	12,728,184
458,475	Invesco, Ltd.	11,709,452
252,225	JPMorgan Chase & Co.	15,673,262
505,625	Legg Mason, Inc.	14,910,881
182,737	Macquarie Infrastructure Corp.	13,531,675
150,900	Realty Income Corp.	10,466,424
88,775	Sovran Self Storage, Inc.	9,314,273
255,500	US Bancorp	10,304,315
139,750	Validus Holdings, Ltd.	6,790,452
420,175	Wells Fargo & Co.	19,886,883

		181,173,900

Health Services - 2.9%
198,875	Cardinal Health, Inc.	15,514,239
96,325	UnitedHealth Group, Inc.	13,601,090

		29,115,329

Health Technology - 16.4%
257,175	Abbott Laboratories	10,109,549
235,150	AbbVie, Inc.	14,558,137
84,600	Becton Dickinson and Co.	14,347,314
118,850	Gilead Sciences, Inc.	9,914,467
226,500	Johnson & Johnson	27,474,450
339,525	Medtronic, PLC	29,460,584
183,900	Merck & Co., Inc.	10,594,479
732,900	Pfizer, Inc.	25,805,409
245,200	Teva Pharmaceutical Industries, Ltd., ADR	12,316,396
92,275	Zimmer Holdings, Inc.	11,108,064

		165,688,849

Industrial Services - 0.9%
118,050	Schlumberger, Ltd.	9,335,394

Process Industries - 4.3%
78,150	Agrium, Inc.	7,066,323
214,225	Dow Chemical Co.	10,649,125
210,275	International Paper Co.	8,911,454
105,350	LyondellBasell Industries NV	7,840,147
133,475	Scotts Miracle-Gro Co.	9,331,237

		43,798,286

See accompanying notes to financial statements.
14	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

Producer Manufacturing - 7.6%
15,475	3M Co.	2,709,982
90,625	Delphi Automotive, PLC	5,673,125
544,600	General Electric Co.	17,144,008
112,075	Honeywell International, Inc.	13,036,564
42,448	Lockheed Martin Corp.	10,534,320
73,625	Orbital ATK, Inc.	6,268,432
92,100	Raytheon Co.	12,520,995
88,975	United Technologies Corp.	9,124,386

		77,011,812

Retail Trade - 5.7%
212,050	CVS Health Corp.	20,301,667
158,100	Home Depot, Inc.	20,187,789
118,350	Target Corp.	8,263,197
120,500	TJX Cos., Inc.	9,306,215

		58,058,868

Technology Services - 4.9%
94,100	Accenture, PLC	10,660,589
9,975	Alphabet, Inc.-Class A *	7,017,712
628,242	Microsoft Corp.	32,147,143

		49,825,444

Transportation - 4.2%
274,325	Delta Air Lines, Inc.	9,993,660
63,050	FedEx Corp.	9,569,729
136,050	Ryder System, Inc.	8,318,097
89,225	Union Pacific Corp.	7,784,881
59,550	United Parcel Service, Inc.	6,414,726

		42,081,093

Quantity	Name of Issuer	Fair Value ($)

Utilities - 5.3%
408,700	CenterPoint Energy, Inc.	9,808,800
174,250	DTE Energy Co.	17,271,660
120,050	NextEra Energy, Inc.	15,654,520
158,575	WEC Energy Group, Inc.	10,354,948

		53,089,928

Total Common Stocks (cost: $885,541,640)		992,297,462

Short-Term Securities - 1.8%
17,810,656	Fidelity Prime Money Market Portfolio Class I, 0.44%

Total Short-Term Securities (cost: $17,810,656)		17,810,656

Total Investments in Securities - 100.0% (cost: $903,352,296)		1,010,108,118
Other Assets and Liabilities, net - 0.0%		(243,540)

Total Net Assets - 100.0%		$1,009,864,578

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

ADR — American Depositary Receipt

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of June 30, 2016 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	992,297,462	—	—	992,297,462
Short-Term Securities	17,810,656	—	—	17,810,656

Total:	1,010,108,118	—	—	1,010,108,118

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
JUNE 30, 2016	15

Sit Global Dividend Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit Global Dividend Growth Fund is to provide current income that exceeds the dividend yield of the MSCI World Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks issued by U.S. and foreign companies. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

Global equity markets delivered modestly negative returns over the twelve month period ended June 30, 2016. The U.S. equity markets appreciated in the low-single digits while international markets were down in the low-double digits. While the Sit Global Dividend Growth Fund Class I declined -1.67%, it did outperform the MSCI World Index’s negative return of -2.78%. The Fund’s gross dividend yield (before deduction of Fund expenses) was 2.94% compared to the 2.64% yield for the MSCI World Index. Within the Index, the consumer staples, utilities and telecommunication sectors had the strongest returns while the financials and materials sectors were down double digits. Regionally, North America was the sole region with positive performance. The weakest region was Europe.

Contributing most favorably to relative performance in the last twelve months were the Fund’s holdings in the health care sector given materially positive stock selection. The overweight position and good stock selection in the telecommunications sector also all contributed to the relative outperformance. Lastly, the underweight position and stock selection in the financial sector added to the relative outperformance. The materials and consumer discretionary sectors also contributed nicely due to good stock selection and currency effect. Conversely, the Fund was negatively impacted by the holdings in the consumer staples and energy sectors.

Geographically, Ireland (overweight), Japan (underweight), and Germany (underweight) were the top contributing countries due to strong stock selection and the allocation. The United States, U.K., and Netherlands had the largest negative impact due to stock selection.

An already frustratingly slow and complicated global economic expansion now faces additional uncertainties and headwinds in Europe from the Brexit vote. The UK and Europe will likely face greater economic, financial market and political uncertainties and repercussions, which will likely create additional market volatility. These European headwinds and uncertainties will likely result in a stronger U.S. dollar, which will be a headwind for U.S. corporate profits and U.S. exports, complicating an already weak economic expansion. The economic environment in the U.S. and globally has been aided by and continues to benefit from ongoing, significant worldwide central bank liquidity and very low interest rates. We expect foreign central banks to continue to use unconventional monetary policies (lower for longer) to respond to any additional turmoil from the recent Brexit developments.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the MSCI World Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index. This is the Fund’s primary index.

The Fund continues to maintain a high quality bias as measured by historical dividend growth, free cash flow yield, earnings stability, return on invested capital, free cash flow margins and debt levels. Despite this high quality bias, the Fund is attractively valued compared to the broad market index. In periods of low absolute returns like the current environment, the dividend component of the return becomes more significant and this should benefit the dividend paying companies that are the focus of the strategy. The Fund emphasizes high quality, dividend paying growth stocks and continues to be well diversified and we believe the Fund is adequately positioned to outperform in down markets if financial market volatility continues.

Roger J. Sit	Raymond E. Sit Tasha M. Murdoff
Kent L. Johnson	Michael J. Stellmacher
Portfolio Managers

Information on this page is unaudited.
16	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2016

	Sit Global Dividend Growth Fund		MSCI World Index 1
	Class I	Class S
One Year	-1.67%	-1.89%	-2.78%
Five Year	5.91	5.67	6.63
Since Inception	8.29	8.02	6.67
(9/30/08)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 6/30/16:	$13.19 Per Share
Net Asset Value 6/30/15:	$14.80 Per Share
Total Net Assets:	$22.3 Million
Class S:
Net Asset Value 6/30/16:	$13.18 Per Share
Net Asset Value 6/30/15:	$14.78 Per Share
Total Net Assets:	$ 2.9 Million

Weighted Average Market Cap:	$115.7 Billion

TOP 10 HOLDINGS

  1. Medtronic, PLC

  2. Verizon Communications, Inc.

  3. Roche Holding AG

  4. Pfizer, Inc.

  5. Microsoft Corp.

  6. Nestle SA

  7. BCE, Inc.

  8. Diageo, PLC, ADR

  9. Apple, Inc.

  10. RELX NV

Based on total net assets as of June 30, 2016. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2016. Subject to change.

Information on this page is unaudited.
JUNE 30, 2016	17

SCHEDULE OF INVESTMENTS

June 30, 2016

Sit Global Dividend Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 96.1%
Africa/Middle East - 1.4%
Israel - 1.4%
6,900	Teva Pharmaceutical Industries, Ltd., ADR	346,587

Asia - 2.9%
China/Hong Kong - 0.7%
5,975	HSBC Holdings, PLC, ADR	187,077

Japan - 0.5%
2,900	Seven & I Holdings Co., Ltd.	121,592

Singapore - 1.7%
2,760	Broadcom, Ltd.	428,904

Europe - 33.1%
Belgium - 1.8%
3,450	Anheuser-Busch InBev NV, ADR	454,296

France - 4.3%
4,900	Schlumberger, Ltd.	387,492
1,450	Unibail-Rodamco SE	375,108
14,600	Veolia Environnement SA	315,283

		1,077,883

Germany - 2.4%
4,200	Aurelius SE & Co.	246,836
3,500	Siemens AG	359,176

		606,012

Ireland - 4.4%
2,625	Accenture, PLC	297,386
9,425	Medtronic, PLC	817,807

		1,115,193

Netherlands - 4.3%
26,400	ING Groep NV, ADR	272,712
4,150	LyondellBasell Industries NV	308,843
28,800	RELX NV	498,260

		1,079,815

Spain - 1.9%
71,800	Iberdrola SA	489,791

Switzerland - 8.3%
2,500	Chubb, Ltd.	326,775
7,975	Nestle SA	617,890
2,865	Roche Holding AG	756,016
1,525	Zurich Insurance Group AG	377,259

		2,077,940

United Kingdom - 5.7%
3,500	Delphi Automotive, PLC	219,100
4,825	Diageo, PLC, ADR	544,646

Quantity	Name of Issuer	Fair Value ($)
72,925	DS Smith, PLC	377,295
5,600	Nielsen Holdings, PLC	291,032

		1,432,073

North America - 58.7%
Bermuda - 0.7%
7,450	Invesco, Ltd.	190,273

Canada - 2.3%
12,075	BCE, Inc.	571,268

United States - 55.7%
1,150	3M Co.	201,388
6,050	AbbVie, Inc.	374,556
3,825	Allstate Corp.	267,559
440	Alphabet, Inc.-Class A *	309,553
5,250	Apple, Inc.	501,900
5,200	Applied Materials, Inc.	124,644
6,525	Arthur J Gallagher & Co.	310,590
13,375	Brixmor Property Group, Inc.	353,902
3,765	Cardinal Health, Inc.	293,708
5,175	CVS Health Corp.	495,454
8,075	Delta Air Lines, Inc.	294,172
4,700	Dow Chemical Co.	233,637
8,025	General Electric Co.	252,627
3,600	Gilead Sciences, Inc.	300,312
2,800	Home Depot, Inc.	357,532
3,250	Honeywell International, Inc.	378,040
11,550	Intel Corp.	378,840
4,450	International Paper Co.	188,591
3,875	Johnson & Johnson	470,038
7,975	JPMorgan Chase & Co.	495,566
1,475	Kimberly-Clark Corp.	202,783
1,265	Lockheed Martin Corp.	313,935
5,325	Macquarie Infrastructure Corp.	394,316
6,600	Marathon Petroleum Corp.	250,536
12,325	Microsoft Corp.	630,670
6,200	Occidental Petroleum Corp.	468,472
4,150	PepsiCo, Inc.	439,651
17,975	Pfizer, Inc.	632,900
3,210	Prudential Financial, Inc.	229,001
1,300	Snap-On, Inc.	205,166
6,500	Starbucks Corp.	371,280
4,500	Target Corp.	314,190
4,925	TJX Cos., Inc.	380,358
4,375	Union Pacific Corp.	381,719
2,900	United Parcel Service, Inc.	312,388
3,000	United Technologies Corp.	307,650
13,825	Verizon Communications, Inc.	771,988

See accompanying notes to financial statements.
18	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

5,950	WEC Energy Group, Inc.	388,535
9,725	Wells Fargo & Co.	460,284

		14,038,431

Total Common Stocks
(cost: $22,885,544)		24,217,135

Short-Term Securities - 3.2%
805,708	Fidelity Prime Money Market Portfolio Class I, 0.44%
Total Short-Term Securities
(cost: $805,708)		805,708

Total Investments in Securities - 99.3%
(cost: $23,691,252)		25,022,843
Other Assets and Liabilities, net - 0.7%		170,358

Total Net Assets - 100.0%		$25,193,201

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments

ADR — American Depositary Receipt

PLC — Public Limited Company

See accompanying notes to financial statements.
JUNE 30, 2016	19

SCHEDULE OF INVESTMENTS

June 30, 2016

Sit Global Dividend Growth Fund (Continued)

A summary of the levels for the Fund’s investments as of June 30, 2016 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Belgium	454,296	—	—	454,296
Bermuda	190,273	—	—	190,273
Canada	571,268	—	—	571,268
China/Hong Kong	187,077	—	—	187,077
France	387,492	690,391	—	1,077,883
Germany	—	606,012	—	606,012
Ireland	1,115,193	—	—	1,115,193
Israel	346,587	—	—	346,587
Japan	—	121,592	—	121,592
Netherlands	581,555	498,260	—	1,079,815
Singapore	428,904	—	—	428,904
Spain	—	489,791	—	489,791
Switzerland	326,775	1,751,165	—	2,077,940
United Kingdom	1,054,778	377,295	—	1,432,073
United States	14,038,431	—	—	14,038,431
Short-Term Securities	805,708	—	—	805,708

Total:	20,488,337	4,534,506	—	25,022,843

The Fund adjusts the closing price of foreign equity securities by applying a systematic process for events occurring after the close of the foreign exchanges. At each reporting period, this process is applied for all foreign securities and therefore all foreign securities are classified as level 2. There are no transfers between level 1 and level 2 between reporting periods as a result of applying this process. Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
20	SIT MUTUAL FUNDS ANNUAL REPORT

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JUNE 30, 2016	21

Sit Large Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of domestic growth companies with capitalizations of $5 billion or more at the time of purchase.

The Sit Large Cap Growth Fund’s one-year return was -0.89%, compared to the +3.02% return for the Russell 1000® Growth index. The S&P 500® Index return for the period was +3.99%.

U.S. stocks struggled to gain significant ground over the past twelve months, as corporate earnings growth stalled and concerns over the direction of Federal Reserve policy took center stage. These issues, along with global turmoil in both Europe (including from “Brexit”) and emerging markets, will likely persist and result in significant volatility in the months ahead. We believe that this environment favors high-quality, large capitalization growth companies that are able to generate earnings growth in a sluggish economic backdrop. We continue to emphasize the health care and technology sectors within the fund, as we strongly believe that companies within these sectors offer the best risk/reward to investors, given relatively low valuations and above-average earnings growth. The Fund continues to have only very modest holdings within slow growth areas, such as consumer durables, process industries and energy.

The Fund lagged the Russell 1000® Growth Index over the past twelve months, primarily due to a combination of stock selection and underweighting the consumer non-durables and retail trade sectors. Within the consumer non-durables sector, our underweight has been based on our view that valuations were simply too high for very limited earnings growth, but investors desire for yield and safety has pushed many stocks in the sector to all-time highs. In addition, our positions in Nike and Hanesbrands lagged the overall sector return. Within retail trade, the combination of poor performance from Macy’s, CVS Health and Target Corp., along with the absence of Amazon.com (which rose +65% over the period), led to significant underperformance within the sector. While there is no denying Amazon.com’s growth, it has been difficult to justify the valuation, with a current price-earnings ratio of well over 100x consensus forward earnings. On a positive note, strong stock selection within

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 1000® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

the electronic technology sector and overweighting the outperforming technology service sector aided results over the period.

We continue to be optimistic on the outlook for companies held in the Fund, and appreciate shareholders’ continued interest.

Roger J. Sit

Ronald D. Sit

Michael J. Stellmacher

Portfolio Managers

Information on this page is unaudited.
22	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2016

	Sit Large Cap Growth Fund	Russell 1000® Growth Index [1]	Russell 1000® Index [2]
One Year	-0.89%	3.02%	2.93%
Five Year	9.94	12.35	11.88
Ten Year	6.80	8.78	7.51
Since Inception [3]	9.70	10.87	11.59
(9/2/82)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell 1000® Index is an unmanaged index that measures the performance of approximately 1,000 of the largest U.S. companies by market capitalization.

3 On 6/6/93, the Fund’s investment objective changed to allow for a portfolio of 100% stocks. Prior to that time, the portfolio was required to contain no more than 80% stocks.

PORTFOLIO SUMMARY

Net Asset Value 6/30/16:	$ 36.02 Per Share
Net Asset Value 6/30/15:	$ 47.21 Per Share
Total Net Assets:	$ 117.5 Million
Weighted Average Market Cap:	$ 137.5 Billion

TOP 10 HOLDINGS

1. Alphabet, Inc.
2. Apple, Inc.
3. Medtronic, PLC
4. Microsoft Corp.
5. Visa, Inc.
6. Facebook, Inc.
7. PepsiCo, Inc.
8. Verizon Communications, Inc.
9. Adobe Systems, Inc.
10. Home Depot, Inc.

Based on total net assets as of June 30, 2016. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2016. Subject to change.

Information on this page is unaudited.
JUNE 30, 2016	23

SCHEDULE OF INVESTMENTS

June 30, 2016

Sit Large Cap Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 95.6%
Commercial Services - 2.3%
11,100	Equifax, Inc.	1,425,240
25,100	Nielsen Holdings, PLC	1,304,447

		2,729,687

Communications - 3.3%
9,400	SBA Communications Corp. *	1,014,636
50,725	Verizon Communications, Inc.	2,832,484

		3,847,120

Consumer Durables - 0.6%
10,000	Electronic Arts, Inc. *	757,600

Consumer Non-Durables - 7.5%
19,350	Estee Lauder Cos., Inc.-Class A	1,761,237
26,600	Hanesbrands, Inc.	668,458
34,550	NIKE, Inc.	1,907,160
28,600	PepsiCo, Inc.	3,029,884
17,600	Procter & Gamble Co.	1,490,192

		8,856,931

Consumer Services - 7.6%
9,000	Marriott International, Inc.	598,140
45,100	Starbucks Corp.	2,576,112
14,575	Time Warner, Inc.	1,071,846
46,100	Visa, Inc.	3,419,237
13,000	Walt Disney Co.	1,271,660

		8,936,995

Electronic Technology - 10.2%
55,475	Apple, Inc.	5,303,410
76,400	Applied Materials, Inc.	1,831,308
14,900	Broadcom, Ltd.	2,315,460
28,100	Ciena Corp. *	526,875
39,600	Intel Corp.	1,298,880
12,400	MACOM Technology Solutions Holdings, Inc. *	408,952
5,300	Qorvo, Inc. *	292,878

		11,977,763

Energy Minerals - 1.3%
3,900	Chevron Corp.	408,837
18,600	Marathon Petroleum Corp.	706,056
2,300	Pioneer Natural Resources Co.	347,783

		1,462,676

Quantity	Name of Issuer	Fair Value ($)

Finance - 3.4%
19,100	Brixmor Property Group, Inc.	505,386
5,900	Goldman Sachs Group, Inc.	876,622
20,600	JPMorgan Chase & Co.	1,280,084
24,200	Legg Mason, Inc.	713,658
23,700	Synchrony Financial *	599,136

		3,974,886

Health Services - 2.2%
4,775	Express Scripts Holding Co. *	361,945
3,500	Humana, Inc.	629,580
11,525	UnitedHealth Group, Inc.	1,627,330

		2,618,855

Health Technology - 15.7%
20,400	AbbVie, Inc.	1,262,964
4,700	Alexion Pharmaceuticals, Inc. *	548,772
8,100	Allergan, PLC *	1,871,829
14,425	Celgene Corp. *	1,422,738
5,800	DexCom, Inc. *	460,114
29,000	Gilead Sciences, Inc.	2,419,180
9,100	Incyte Corp. *	727,818
15,300	Johnson & Johnson	1,855,890
43,600	Medtronic, PLC	3,783,172
47,200	Pfizer, Inc.	1,661,912
8,500	Thermo Fisher Scientific, Inc.	1,255,960
9,975	Zimmer Holdings, Inc.	1,200,790

		18,471,139

Industrial Services - 0.6%
9,100	Schlumberger, Ltd.	719,628

Process Industries - 1.9%
18,800	Ecolab, Inc.	2,229,680

Producer Manufacturing - 6.6%
8,850	3M Co.	1,549,812
8,500	Danaher Corp.	858,500
21,800	General Electric Co.	686,264
14,425	Honeywell International, Inc.	1,677,916
13,500	Raytheon Co.	1,835,325
11,600	United Technologies Corp.	1,189,580

		7,797,397

See accompanying notes to financial statements.
24	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

Retail Trade - 7.6%
800	Amazon.com, Inc. *	572,496
26,675	CVS Health Corp.	2,553,864
20,525	Home Depot, Inc.	2,620,837
18,000	Target Corp.	1,256,760
24,600	TJX Cos., Inc.	1,899,858

		8,903,815

Technology Services - 21.2%
18,950	Accenture, PLC	2,146,846
29,200	Adobe Systems, Inc. *	2,797,068
4,450	Alphabet, Inc.-Class A *	3,130,709
5,966	Alphabet, Inc.-Class C *	4,129,069
10,800	ANSYS, Inc. *	980,100
28,000	Cognizant Technology Solutions Corp. *	1,602,720
27,800	Facebook, Inc. *	3,176,984
68,900	Microsoft Corp.	3,525,613
19,500	Oracle Corp.	798,135
21,500	PayPal Holdings, Inc. *	784,965
1,450	priceline.com, Inc. *	1,810,194

		24,882,403

Quantity	Name of Issuer	Fair Value ($)

Transportation - 3.6%
11,900	Alaska Air Group, Inc.	693,651
21,615	Delta Air Lines, Inc.	787,434
6,000	FedEx Corp.	910,680
9,700	Union Pacific Corp.	846,325
8,600	United Parcel Service, Inc.	926,392

		4,164,482

Total Common Stocks (cost: $75,293,402)		112,331,057

Short-Term Securities - 1.3%
1,535,558	Fidelity Prime Money Market Portfolio Class I, 0.44%
Total Short-Term Securities (cost: $1,535,558)		1,535,558

Total Investments in Securities - 96.9% (cost: $76,828,960)		113,866,615
Other Assets and Liabilities, net - 3.1%		3,592,131

Total Net Assets - 100.0%		$117,458,746

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of June 30, 2016 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)

Common Stocks **	112,331,057	—	—	112,331,057

Short-Term Securities	1,535,558	—	—	1,535,558

Total:	113,866,615	—	—	113,866,615

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
JUNE 30, 2016	25

Sit Mid Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Midcap® Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in common stocks that, at the time of purchase, have market capitalizations that fall within the range of companies included in the Russell Midcap® Growth Index during the most recent 12-month period. The Russell Midcap® Growth Index ranged from approximately $171 million to $31.9 billion during the 12-month period ended June 30, 2016.

The Sit Mid Cap Growth Fund’s twelve-month return was -9.97%, compared to -2.14% for the Russell Midcap® Growth Index. The Russell Midcap® Index advanced +0.56% during the period.

Mid Cap Growth stocks delivered negative returns in what was largely a “risk-off” environment as investors struggled with numerous uncertainties, including the direction of Federal Reserve policy, the impact of the UK leaving the European Union (“Brexit”), and slow global economic growth. While the sluggish economic backdrop is making it difficult for corporations to generate earnings growth, equity valuations continue to be supported by ongoing, significant worldwide central bank liquidity and low interest rates. Concerns over the path of economic growth have sparked recessionary fears, but we believe these fears are overblown. While defensive industry groups (i.e., telecom, food and beverages) have dramatically outperformed market averages over the past year, we believe higher growth groups (which are heavily weighted within the Fund) such as health care and technology sectors offer compelling risk/reward opportunities for investors.

The Fund posted negative returns in both absolute terms and relative to the Russell Midcap® Growth Index due to a combination of stock selection and sector positioning. Within the consumer non-durables sector, our apparel holdings (Iconix Brand Group, G-III Apparel Group and Skechers) all posted material declines during the period, while more defensive holdings (e.g., food and beverage companies) within the index fared quite well. Stock selection in health technology was also negative, as holdings of Alexion Pharmaceuticals, Allergan PLC (largely due to failed merger with Pfizer) and Vertex Pharmaceuticals materially lagged the overall benchmark sector return over the period. Finally, the consumer services sector was an additional source of weakness, due to poor performance from Lions Gate Entertainment, Chipotle Mexican Grill and AMC Networks. On a more positive note, the Fund benefited from positive stock selection in the industrial services (Waste Connections rose +40%), retail trade (Ulta Salon +58%) and utilities (WEC Energy Group +50%) sectors.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell Midcap® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

Our research effort is highly focused on improving performance in the year ahead. We believe valuations for holdings within the Fund are attractive and that our long-term investment approach will reward our shareholders over time.

Roger J. Sit

Kent L. Johnson

Robert W. Sit

Portfolio Managers

Information on this page is unaudited.
26	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2016

	Sit Mid Cap Growth Fund	Russell Midcap® Growth Index [1]	Russell Midcap® Index [2]
One Year	-9.97%	-2.14%	0.56%
Five Year	7.12	9.98	10.90
Ten Year	6.03	8.12	8.07
Since Inception	11.31	n/a	n/a
(9/2/82)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell Midcap® Index is an unmanaged index that measures the performance of approximately 800 of the smallest companies in the Russell 1000® Index.

PORTFOLIO SUMMARY

Net Asset Value 6/30/16:	$ 15.36 Per Share
Net Asset Value 6/30/15:	$ 20.22 Per Share
Total Net Assets:	$ 139.5 Million
Weighted Average Market Cap:	$ 19.3 Billion

TOP 10 HOLDINGS

1. Ulta Salon Cosmetics & Fragrance, Inc.
2. TJX Cos., Inc.
3. Ultimate Software Group, Inc.
4. Ecolab, Inc.
5. Broadcom, Ltd.
6. Waste Connections, Inc.
7. Thermo Fisher Scientific, Inc.
8. Skyworks Solutions, Inc.
9. priceline.com, Inc.
10. Amsurg Corp.

Based on total net assets as of June 30, 2016. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2016. Subject to change.

Information on this page is unaudited.
JUNE 30, 2016	27

SCHEDULE OF INVESTMENTS

June 30, 2016

Sit Mid Cap Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 93.1%
Commercial Services - 5.3%
23,400	Booz Allen Hamilton Holding Corp.	693,576
55,300	Cardtronics, Inc. *	2,201,493
15,000	Equifax, Inc.	1,926,000
7,400	Moody’s Corp.	693,454
35,200	Nielsen Holdings, PLC	1,829,344

		7,343,867

Communications - 1.4%
18,300	SBA Communications Corp. *	1,975,302

Consumer Durables - 4.6%
15,300	Carlisle Cos., Inc.	1,616,904
16,000	Electronic Arts, Inc. *	1,212,160
14,900	Polaris Industries, Inc.	1,218,224
15,200	Snap-On, Inc.	2,398,864

		6,446,152

Consumer Non-Durables - 2.6%
48,900	Coca-Cola European Partners, PLC	1,745,241
19,300	G-III Apparel Group, Ltd. *	882,396
37,400	Hanesbrands, Inc.	939,862

		3,567,499

Consumer Services - 5.0%
3,000	Chipotle Mexican Grill, Inc. *	1,208,280
33,400	Cinemark Holdings, Inc.	1,217,764
53,600	Dunkin’ Brands Group, Inc.	2,338,032
33,832	Marriott International, Inc.	2,248,475

		7,012,551

Electronic Technology - 8.7%
98,400	Applied Materials, Inc.	2,358,648
24,800	Arista Networks, Inc. *	1,596,624
22,800	Broadcom, Ltd.	3,543,120
58,200	Ciena Corp. *	1,091,250
23,100	MACOM Technology Solutions Holdings, Inc. *	761,838
43,500	Skyworks Solutions, Inc.	2,752,680

		12,104,160

Energy Minerals - 1.8%
23,800	Continental Resources, Inc. *	1,077,426
39,010	Marathon Petroleum Corp.	1,480,820

		2,558,246

Finance - 8.8%
11,400	Affiliated Managers Group, Inc. *	1,604,778
7,800	Ameriprise Financial, Inc.	700,830
35,300	Arthur J Gallagher & Co.	1,680,280
41,600	Brixmor Property Group, Inc.	1,100,736
23,600	First Republic Bank	1,651,764
5,700	Intercontinentalexchange Group, Inc.	1,458,972
51,600	Legg Mason, Inc.	1,521,684

Quantity	Name of Issuer	Fair Value ($)

14,600	Signature Bank/New York NY *	1,823,832
7,300	Sovran Self Storage, Inc.	765,916

		12,308,792

Health Services - 5.9%
25,100	Acadia Healthcare Co., Inc. *	1,390,540
32,100	Amsurg Corp. *	2,489,034
21,500	Centene Corp. *	1,534,455
13,600	Express Scripts Holding Co. *	1,030,880
11,100	Stericycle, Inc. *	1,155,732
15,200	Team Health Holdings, Inc. *	618,184

		8,218,825

Health Technology - 10.9%
12,000	Alexion Pharmaceuticals, Inc. *	1,401,120
12,200	Align Technology, Inc. *	982,710
9,800	Allergan, PLC *	2,264,682
18,200	Celgene Corp. *	1,795,066
13,700	DexCom, Inc. *	1,086,821
9,300	Incyte Corp. *	743,814
9,600	Jazz Pharmaceuticals, PLC *	1,356,576
47,900	Novavax, Inc. *	348,233
19,650	Thermo Fisher Scientific, Inc.	2,903,484
9,900	Vertex Pharmaceuticals, Inc. *	851,598
11,675	Zimmer Holdings, Inc.	1,405,436

		15,139,540

Industrial Services - 2.3%
45,500	Waste Connections, Inc.	3,278,275

Process Industries - 4.8%
31,200	Ecolab, Inc.	3,700,320
18,800	International Paper Co.	796,744
30,800	Scotts Miracle-Gro Co.	2,153,228

		6,650,292

Producer Manufacturing - 7.4%
24,000	AMETEK, Inc.	1,109,520
10,950	Anixter International, Inc. *	583,416
18,400	Delphi Automotive, PLC	1,151,840
21,300	Ingersoll-Rand, PLC	1,356,384
37,900	Mobileye NV *	1,748,706
27,400	Orbital ATK, Inc.	2,332,836
49,100	Tyco International, PLC	2,091,660

		10,374,362

Retail Trade - 7.1%
40,200	Macy’s, Inc.	1,351,122
55,300	TJX Cos., Inc.	4,270,819
17,700	Ulta Salon Cosmetics & Fragrance, Inc. *	4,312,428

		9,934,369

Technology Services - 12.6%
25,100	ANSYS, Inc. *	2,277,825
55,005	Aspen Technology, Inc. *	2,213,401

See accompanying notes to financial statements.
28	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

25,600	Autodesk, Inc. *	1,385,984
36,400	Cognizant Technology Solutions Corp. *	2,083,536
5,900	DST Systems, Inc.	686,937
31,275	Euronet Worldwide, Inc. *	2,163,917
2,150	priceline.com, Inc. *	2,684,082
19,400	Ultimate Software Group, Inc. *	4,079,626

		17,575,308

Transportation - 2.6%
38,100	Alaska Air Group, Inc.	2,220,849
22,000	Ryder System, Inc.	1,345,080

		3,565,929

Utilities - 1.3%
27,800	WEC Energy Group, Inc.	1,815,340

Total Common Stocks (cost: $84,917,174)		129,868,809

Quantity	Name of Issuer	Fair Value ($)

Short-Term Securities - 2.2%
3,080,012	Fidelity Prime Money Market Portfolio Class I, 0.44%
Total Short-Term Securities (cost: $3,080,012)		3,080,012

Total Investments in Securities - 95.3% (cost: $87,997,186)		132,948,821

Other Assets and Liabilities, net - 4.7%		6,574,298

Total Net Assets - 100.0%		$139,523,119

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of June 30, 2016 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)

Common Stocks **	129,868,809	—	—	129,868,809

Short-Term Securities	3,080,012	—	—	3,080,012

Total:	132,948,821	—	—	132,948,821

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
JUNE 30, 2016	29

Sit Small Cap Dividend Growth Fund Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit Small Cap Dividend Growth Fund is to provide current income that exceeds the Fund’s benchmark index and that grows over a period of years. Secondarily the Fund seeks long-term capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in small cap dividend-paying common stocks that have market capitalizations at the time of purchase of up to $3.0 billion, or up to the market capitalization of the largest company included in the Russell 2000® Index measured at the end of the previous twelve months ($13.0 billion as of June 30, 2016). The Fund may invest the balance of its assets in preferred stocks, convertible bonds, U.S. Treasury securities (including Treasury bills, notes and bonds), closed-end investment companies, and master limited partnerships.

The Sit Small Cap Dividend Growth Fund Class I posted a +1.71% return over the last past twelve months, comparing favorably to the -6.73% return for the Russell 2000® Index.

Although the Fund performed relatively well, small stocks generally struggled to gain ground over the past year, as a host of factors (both economic and geopolitical) contributed to a more risk averse backdrop for investors. While economic growth concerns may linger, our base case is there are not “excesses” in the U.S. economy that typically bring about a recession and this moderate expansion can continue for some time. In our view, a lackluster growth environment will limit any material increase in interest rates, and investors are likely to continue to seek out dividend-paying stocks that can deliver current income and potential for growth. To some degree, if this interest rate environment persists, it is quite possible that investors will find dividend-paying stocks as attractive bond substitutes. To this point, the yield on the 10-year U.S. Treasury ended the recent quarter with a yield of 1.47%, while the Sit Small Cap Dividend Growth Fund’s gross dividend yield (before deduction of Fund expenses) was 2.54% (1.57% yield for the Russell 2000® Index). And, of course, it is important to note that all companies held in the Fund are expected to increase their dividends over time. This is a very important characteristic should inflation ever re-emerge within the economy.

The Fund’s performance over the past twelve months was driven by strong selection in a variety of sectors, including health technology, consumer durables, commercial services and process industries. Top performers (regardless of sector) included Ingredion, Connecticut Water Service, Equity Lifestyle Properties, ITC Holdings, Physicians Realty Trust and Fresh Del Monte Produce. Each of these stocks increased +40% or more over the period. On the negative side, poor performers over the period includedTailored Brands, Kindred Healthcare, Western Refining, Golar LNG, Ryder System and DSW. From a sector weighing perspective, the Fund benefited from our significant underweighting of the health technology sector, as

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 2000® Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization. It is not possible to invest directly in an index. This is the Fund’s primary index.

the index sector posted a meaningful decline during the period due to poor performance of biotechnology stocks (which generally do not pay dividends).

We are encouraged by the strong relative performance since the Fund’s inception last year and strongly believe in the merits of this strategy as an attractive option for investors seeking to participate in small cap, income-oriented investing.

Roger J. Sit	Michael T. Manns
Kent L. Johnson	Robert W. Sit
Portfolio Managers

Information on this page is unaudited.
30	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2016

	Sit Small Cap Dividend Growth Fund		Russell 2000® Index 1
	Class I	Class S
One Year	1.71%	1.46%	-6.73%
Since Inception (3/31/15)	1.04	0.84	-5.10

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization. It is not possible to directly invest in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 6/30/16:	$10.00	Per Share
Net Asset Value 6/30/15:	$9.96	Per Share
Total Net Assets:	$5.8	Million
Class S:
Net Asset Value 6/30/16:	$10.00	Per Share
Net Asset Value 6/30/15:	$9.96	Per Share
Total Net Assets:	$2.6	Million

Weighted Average Market Cap:	$3.7	Billion

TOP 10 HOLDINGS

1. MKS Instruments, Inc.
2. Deluxe Corp.
3. Physicians Realty Trust
4. Thor Industries, Inc.
5. Monolithic Power Systems, Inc.
6. Dunkin’ Brands Group, Inc.
7. Sovran Self Storage, Inc.
8. DST Systems, Inc.
9. Waste Connections, Inc.
10. Spire, Inc.

Based on total net assets as of June 30, 2016. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2016. Subject to change.

Information on this page is unaudited.
JUNE 30, 2016	31

SCHEDULE OF INVESTMENTS

June 30, 2016

Sit Small Cap Dividend Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 93.0%
Commercial Services - 6.5%
3,975	Booz Allen Hamilton Holding Corp.	117,819
1,400	CEB, Inc.	86,352
2,300	Deluxe Corp.	152,651
625	Dun & Bradstreet Corp.	76,150
6,525	RR Donnelley & Sons Co.	110,403

		543,375

Consumer Durables - 7.3%
825	Carlisle Cos, Inc.	87,186
2,800	Ethan Allen Interiors, Inc.	92,512
525	Snap-On, Inc.	82,856
2,100	Thor Industries, Inc.	135,954
1,115	Toro Co.	98,343
1,950	Tupperware Brands Corp.	109,746

		606,597

Consumer Non-Durables - 5.3%
950	Cal-Maine Foods, Inc.	42,104
800	Carter’s, Inc.	85,176
1,900	Fresh Del Monte Produce, Inc.	103,417
2,300	Pinnacle Foods, Inc.	106,467
1,475	Sensient Technologies Corp.	104,784

		441,948

Consumer Services - 8.8%
2,300	Brinker International, Inc.	104,719
1,575	Capella Education Co.	82,908
3,400	Cinemark Holdings, Inc.	123,964
2,950	Dunkin’ Brands Group, Inc.	128,679
1,300	Lions Gate Entertainment Corp.	26,299
3,800	Service Corp. International/US	102,752
5,125	Time, Inc.	84,358
625	Vail Resorts, Inc.	86,394

		740,073

Electronic Technology - 4.7%
3,650	MKS Instruments, Inc.	157,169
1,900	Monolithic Power Systems, Inc.	129,808
2,075	Power Integrations, Inc.	103,895

		390,872

Energy Minerals - 1.5%
2,050	Vermilion Energy, Inc.	65,231
2,725	Western Refining, Inc.	56,217

		121,448

Finance - 23.0%
3,450	Berkshire Hills Bancorp, Inc.	92,874
4,350	BlackRock Capital Investment Corp.	33,843
3,050	Brixmor Property Group, Inc.	80,703
3,250	Columbia Banking System, Inc.	91,195
5,300	Donegal Group, Inc.	87,397

Quantity	Name of Issuer	Fair Value ($)

2,800	East West Bancorp, Inc.	95,704
1,525	Equity LifeStyle Properties, Inc.	122,076
1,000	Evercore Partners, Inc.	44,190
7,275	Farmland Partners, Inc.	82,353
2,500	Horace Mann Educators Corp.	84,475
5,325	Janus Capital Group, Inc.	74,124
9,100	Kingstone Cos, Inc.	80,535
3,625	Legg Mason, Inc.	106,901
1,350	Macquarie Infrastructure Co.	99,968
6,700	Monogram Residential Trust, Inc.	68,407
6,350	Old National Bancorp	79,566
1,400	PacWest Bancorp	55,692
7,075	Physicians Realty Trust	148,646
5,125	Provident Financial Services, Inc.	100,655
1,225	Sovran Self Storage, Inc.	128,527
5,625	Umpqua Holdings Corp.	87,019
1,700	Validus Holdings, Ltd.	82,603

		1,927,453

Health Services - 2.9%
1,975	Healthcare Services Group, Inc.	81,725
2,500	Healthsouth Corp.	97,050
5,900	Kindred Healthcare, Inc.	66,611

		245,386

Health Technology - 4.0%
1,400	CONMED Corp.	66,822
900	PerkinElmer, Inc.	47,178
1,625	STERIS, PLC	111,719
610	Teleflex, Inc.	108,159

		333,878

Industrial Services - 1.7%
325	Targa Resources Corp.	13,696
1,725	Waste Connections, Inc.	124,286

		137,982

Non-Energy Minerals - 1.1%
2,550	Commercial Metals Co.	43,095
1,525	Potlatch Corp.	52,002

		95,097

Process Industries - 6 .5%
1,100	Avery Dennison Corp.	82,225
2,475	Huntsman Corp.	33,289
800	Ingredion, Inc.	103,528
1,325	Innophos Holdings, Inc.	55,928
1,225	Neenah Paper, Inc.	88,653
3,975	Orion Engineered Carbons SA	63,163
1,700	Scotts Miracle-Gro Co.	118,847

		545,633

See accompanying notes to financial statements.
32	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

Producer Manufacturing - 6.2%
1,300	Applied Industrial Technologies, Inc.	58,682
1,200	Crane Co.	68,064
650	Graco, Inc.	51,343
525	Hubbell, Inc.	55,372
1,475	ITT, Inc.	47,170
925	Lincoln Electric Holdings, Inc.	54,649
1,450	Orbital ATK, Inc.	123,453
425	Watsco, Inc.	59,793

		518,526

Retail Trade - 3.1%
1,775	Big Lots, Inc.	88,945
875	Casey’s General Stores, Inc.	115,071
1,400	Cato Corp.	52,808

		256,824

Technology Services - 3.4%
1,300	Broadridge Financial Solutions, Inc.	84,760
1,075	DST Systems, Inc.	125,162
1,950	ManTech International Corp.	73,749

		283,671

Transportation - 2.6%
900	Alaska Air Group, Inc.	52,461
950	Golar LNG, Ltd.	14,725
2,000	Marten Transport, Ltd.	39,600
1,825	Ryder System, Inc.	111,580

		218,366

Quantity	Name of Issuer	Fair Value ($)

Utilities - 4.4%
750	Connecticut Water Service, Inc.	42,150
3,600	Covanta Holding Corp.	59,220
1,300	ITC Holdings Corp.	60,866
2,125	New Jersey Resources Corp.	81,919
1,750	Spire, Inc.	123,970

		368,125

Total Common Stocks (cost: $7,563,987)		7,775,254

Short-Term Securities - 7.7%
648,893	Fidelity Prime Money Market Portfolio Class I, 0.44%

Total Short-Term Securities (cost: $648,893)		648,893

Investment Companies - 0.9%
2,450	Tortoise Energy Infrastructure Corp.	75,411

(cost: $94,401)

Total Investments in Securities - 101.6% (cost: $8,307,281)		8,499,558

Other Assets and Liabilities, net - (1.6%)		(135,907)

Total Net Assets - 100.0%		$8,363,651

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of June 30, 2016 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	7,775,254	—	—	7,775,254
Short-Term Securities	648,893	—	—	648,893
Investment Companies	75,411	—	—	75,411

Total:	8,499,558	—	—	8,499,558

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
JUNE 30, 2016	33

Sit Small Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of companies with market capitalizations at the time of purchase of up to $3.0 billion, or up to the market capitalization of the largest company included in the Russell 2000® Index measured at the end of the previous twelve months ($13.0 billion as of June 30, 2016).

The Adviser invests in a diversified group of growing small companies it believes exhibit the potential for superior growth. The Adviser believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth.

The Sit Small Cap Growth Fund return’s was -16.00% over the past twelve months. This compares to the return of -10.75% for the Russell 2000® Growth Index and the -6.73% loss for the Russell 2000® Index.

Small Cap stocks lost ground over the past year as investors became decidedly risk averse, in response to headwinds emerging from weakening global economic trends amid an increasingly complex geopolitical environment. While these challenges will not disappear overnight, we believe the U.S. economy will continue to grow at a slow, but steady pace, and we are encouraged by recent signs of stabilization in China following government stimulus initiatives. In addition, the fact that small capitalization stocks have lagged over the last several quarters has made their valuations relatively more attractive compared to larger cap issues. As we review opportunities among sectors, we believe the greatest opportunity for investors is in the health technology and technology services sectors, which are the two heaviest weighted groups in the Fund. We believe that many companies within these sectors have secular growth drivers that can overcome the sluggish economic growth backdrop. Conversely, the Fund has only modest weights in sectors that tend to be reliant on economic growth to drive earnings. These groups include consumer durables, industrial services and process industries.

The Fund’s underperformance relative to the Russell 2000® Growth Index could almost entirely be attributed to negative stock selection in three areas: electronic technology, consumer non-durables and health technology. Earnings disappointments by apparel makers Iconix Brand Group and G-III Apparel Group led to poor performance in the consumer non-durables sector, while our semiconductor holdings Skyworks Solutions and Synaptics fell sharply given their exposure to Apple, which experienced a slowdown in iPhone sales over the past year. While the Iconix position has been sold, we have maintained positions in the other stocks, as we believe they have strong upside potential. In the case of Skyworks and Synaptics,

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 2000® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

valuations are highly depressed and balance sheets are exceptional. Most importantly, we expect an imminent reacceleration in sales and earnings growth based on the upcoming iPhone 7 product introduction, which represents a key catalyst for both companies.

Our research focus remains on identifying small cap companies with secular growth prospects, and many of these companies are trading at increasingly attractive valuations given recent market turmoil. We continue to appreciate shareholders’ interest in the Fund.

Roger J. Sit	Michael J. Stellmacher
Kent L. Johnson	Robert W. Sit
Portfolio Managers

Information on this page is unaudited.
34	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2016

	Sit Small Cap Growth Fund	Russell 2000® Growth Index 1	Russell 2000® Index 2
One Year	-16.00%	-10.75%	-6.73%
Five Year	5.35	8.51	8.35
Ten Year	5.45	7.14	6.20
Since Inception	9.71	7.34	8.82
(7/1/94)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization.

PORTFOLIO SUMMARY

Net Asset Value 6/30/16:	$45.59 Per Share
Net Asset Value 6/30/15:	$60.10 Per Share
Total Net Assets:	$81.2 Million
Weighted Average Market Cap:	$6.1 Billion

TOP 10 HOLDINGS

1. Ultimate Software Group, Inc.
2. Waste Connections, Inc.
3. Snap-On, Inc.
4. Manhattan Associates, Inc.
5. Ulta Salon Cosmetics & Fragrance, Inc.
6. Skyworks Solutions, Inc.
7. Acadia Healthcare Co., Inc.
8. Amsurg Corp.
9. Healthcare Services Group, Inc.
10. First Republic Bank/CA

Based on total net assets as of June 30, 2016. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2016. Subject to change.

Information on this page is unaudited.
JUNE 30, 2016	35

SCHEDULE OF INVESTMENTS

June 30, 2016

Sit Small Cap Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 98.3%

Commercial Services - 5.4%
40,100	Booz Allen Hamilton Holding Corp.	1,188,564
30,200	Cardtronics, Inc. *	1,202,262
10,500	Deluxe Corp.	696,885
36,000	On Assignment, Inc. *	1,330,200

		4,417,911

Communications - 1.2%
8,950	SBA Communications Corp. *	966,063

Consumer Durables - 7.5%
23,500	Century Communities, Inc. *	407,490
22,600	Ethan Allen Interiors, Inc.	746,704
8,900	Polaris Industries, Inc.	727,664
11,100	Snap-On, Inc.	1,751,802
20,300	Take-Two Interactive Software, Inc. *	769,776
12,800	Tenneco, Inc. *	596,608
11,200	Thor Industries, Inc.	725,088
6,700	Tupperware Brands Corp.	377,076

		6,102,208

Consumer Non-Durables - 2.0%
11,280	G-III Apparel Group, Ltd. *	515,722
10,200	Pinnacle Foods, Inc.	472,158
20,600	Skechers U.S.A., Inc. *	612,232

		1,600,112

Consumer Services - 5.8%
9,900	Brinker International, Inc.	450,747
4,900	Buffalo Wild Wings, Inc. *	680,855
11,000	Capella Education Co.	579,040
19,500	Cinemark Holdings, Inc.	710,970
31,000	Dunkin’ Brands Group, Inc.	1,352,220
6,600	Vail Resorts, Inc.	912,318

		4,686,150

Electronic Technology - 7.6%
21,100	Ambarella, Inc. *	1,072,091
13,700	Arista Networks, Inc. *	882,006
57,200	Ciena Corp. *	1,072,500
9,200	Monolithic Power Systems, Inc.	628,544
26,700	Skyworks Solutions, Inc.	1,689,576
16,000	Synaptics, Inc. *	860,000

		6,204,717

Energy Minerals - 0.6%
24,050	Western Refining, Inc.	496,152

Quantity	Name of Issuer	Fair Value ($)

Finance - 9.2%
6,800	Affiliated Managers Group, Inc. *	957,236
20,700	First Republic Bank/CA	1,448,793
26,600	Legg Mason, Inc.	784,434
17,600	PacWest Bancorp	700,128
43,100	Physicians Realty Trust	905,531
9,300	Signature Bank/New York NY *	1,161,756
7,850	Sovran Self Storage, Inc.	823,622
14,000	Validus Holdings, Ltd.	680,260

		7,461,760

Health Services - 9.1%
29,400	Acadia Healthcare Co., Inc. *	1,628,760
17,100	Advisory Board Co. *	605,169
19,900	Amsurg Corp. *	1,543,046
3,800	Athenahealth, Inc. *	524,438
36,100	Healthcare Services Group, Inc.	1,493,818
34,500	Kindred Healthcare, Inc.	389,505
6,500	Stericycle, Inc. *	676,780
13,000	Team Health Holdings, Inc. *	528,710

		7,390,226

Health Technology - 11.3%
7,900	Alexion Pharmaceuticals, Inc. *	922,404
13,400	Align Technology, Inc. *	1,079,370
5,400	Bio-Techne Corp.	608,958
12,300	Celgene Corp. *	1,213,149
13,000	CONMED Corp.	620,490
50,100	Halozyme Therapeutics, Inc. *	432,363
17,900	Ionis Pharmaceuticals, Inc. *	416,891
66,000	K2M Group Holdings, Inc. *	1,024,320
70,200	Novavax, Inc. *	510,354
8,400	PerkinElmer, Inc.	440,328
16,600	Sangamo BioSciences, Inc. *	96,114
15,900	STERIS, PLC	1,093,125
68,800	Tandem Diabetes Care, Inc. *	518,752
8,700	VWR Corp. *	251,430

		9,228,048

Industrial Services - 3.7%
22,900	EMCOR Group, Inc.	1,128,054
25,800	Waste Connections, Inc.	1,858,890

		2,986,944

Process Industries - 1.8%
8,700	CF Industries Holdings, Inc.	209,670
18,100	Scotts Miracle-Gro Co.	1,265,371

		1,475,041

See accompanying notes to financial statements.
36	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

Producer Manufacturing - 8.7%
6,700	Anixter International, Inc. *	356,976
12,500	CLARCOR, Inc.	760,375
15,800	Crane Co.	896,176
6,500	Hubbell, Inc.	685,555
8,100	IDEX Corp.	665,010
25,300	ITT, Inc.	809,094
8,300	Lincoln Electric Holdings, Inc.	490,364
16,800	Orbital ATK, Inc.	1,430,352
6,400	Proto Labs, Inc. *	368,384
8,400	Wabtec Corp.	589,932

		7,052,218

Retail Trade - 4.4%
9,800	Casey’s General Stores, Inc.	1,288,798
28,100	Finish Line, Inc.	567,339
7,100	Ulta Salon Cosmetics & Fragrance, Inc. *	1,729,844

		3,585,981

Technology Services - 14.7%
13,100	ANSYS, Inc. *	1,188,825
34,500	Aspen Technology, Inc. *	1,388,280
27,600	comScore, Inc. *	659,088
10,600	DST Systems, Inc.	1,234,158
18,300	Euronet Worldwide, Inc. *	1,266,177
12,550	GoDaddy, Inc. *	391,434
27,000	Manhattan Associates, Inc. *	1,731,510
12,000	ManTech International Corp.	453,840
33,100	Synchronoss Technologies, Inc. *	1,054,566
12,100	Ultimate Software Group, Inc. *	2,544,509

		11,912,387

Quantity	Name of Issuer	Fair Value ($)

Transportation - 3.3%
16,200	Alaska Air Group, Inc.	944,298
17,700	Echo Global Logistics, Inc. *	396,834
21,800	Marten Transport, Ltd.	431,640
15,400	Ryder System, Inc.	941,556

		2,714,328

Utilities - 2.0%
18,900	ITC Holdings Corp.	884,898
10,100	Spire, Inc.	715,484

		1,600,382

Total Common Stocks (cost: $62,050,113)		79,880,628

Short-Term Securities - 1.4%
1,114,980	Fidelity Prime Money Market Portfolio Class I, 0.44%

Total Short-Term Securities (cost: $1,114,980)		1,114,980

Total Investments in Securities - 99.7% (cost: $63,165,093)		80,995,608

Other Assets and Liabilities, net - 0.3%		213,261

Total Net Assets - 100.0%		$81,208,869

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of June 30, 2016 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	79,880,628	—	—	79,880,628
Short-Term Securities	1,114,980	—	—	1,114,980

Total:	80,995,608	—	—	80,995,608

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
JUNE 30, 2016	37

Sit International Growth Fund

OBJECTIVE STRATEGY

The objective of the Sit International Growth Fund is long-term growth. The Fund seeks to achieve its objective by investing at least 90% of its net assets in common stocks of growth companies domiciled outside the United States. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that it believes have earnings growth prospects that are greater than the average. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

For the twelve-month period ended June, 30 2016, the Sit International Growth Fund generated a total return of -8.19% versus the MSCI EAFE Index return of -10.16%. International returns have been negatively impacted by global growth concerns and the strengthening U.S. dollar. While the Fund’s return was negative for the period, strong stock selection and positive allocation outweighed negative currency translation to drive outperformance of approximately 3 percentage points relative to the benchmark. An underweight in banks and overweight in healthcare/staples were major contributors to the Fund’s outperformance, with solid stock selection across a number of industries including retailing, capital goods, autos, and telecom also having a positive impact.

In terms of current portfolio positioning, we continue to overweight Europe relative to the benchmark. However, given ongoing economic uncertainty and market volatility, we maintain a relatively defensive stance and place emphasis on stock selection versus sector or country allocation. The portfolio has a bias towards high quality, cash generative companies that are domestic- or US-centric; market share leaders/gainers; possess secular or niche growth drivers; and/or address markets where there is pent-up demand. European equity valuations remain relatively attractive, with many stocks trading at a discount to US peers and slightly below their historical average on a cyclically-adjusted PE basis.

UK economic growth could moderate further post the country’s decision to leave the European Union (i.e. Brexit) as lingering uncertainty will likely dampen consumer spending and business investment.Yet, the decline in the British pound could also benefit a number of industries such as exporters and domestic travel in the intermediate-term as well as mitigate preexisting deflationary pressures through higher import prices. Now that a new prime minister has been selected, clarity on the exit timeline and growth-supportive measures by the Bank of England would likely ease investor concerns and serve as a catalyst for equities in the near term.

Though Brexit-related uncertainty conspires to derail the region’s nascent recovery, economic data ahead of the EU referendum implied that the Euro Area was on pace to achieve real GDP growth of 1.5%-2.0% in 2016. Given the large number of unknowns, economists are highly divided on the ultimate economic impact of the UK’s exit. Yet, recent surveys suggest the Euro Area could benefit from a shift in investment spending out of the UK. We anticipate that the European Central Bank will remain highly accommodative given current economic challenges.

With regard to Japan, we remain materially underweight as we continue see little to ease our concerns regarding significant structural challenges such as an aging population, significant public debt, and

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the MSCI EAFE Index and MSCI EAFE Growth Index. The primary index used to compare the Fund’s performance was changed to the MSCI EAFE Index from the MSCI EAFE Growth Index because the Investment Adviser believes that the MSCI EAFE Index more accurately reflects the Fund’s investment objectives and strategies. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada. This is the Fund’s primary index.

2 MSCI EAFE Growth Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of growth oriented stocks of developed markets excluding the US & Canada.

rigid labor markets. Evidence continues to mount that Prime Minister Abe’s policy agenda – a mix of fiscal stimulus, monetary easing, and structural reforms dubbed “Abenomics” – is not performing as touted. Absent a more focused effort to overcome the aforementioned challenges with targeted reforms, we see limited ability for the Japanese economy to generate sustained growth. Where we do have exposure to Japan, we continue to hold a mix of defensive domestic consumption and overseas-exposed stocks.

Elsewhere in Asia-Pacific, we maintain a moderate overweight in China based on our belief the economy will avoid a hard landing and because valuations are close to levels not witnessed since the financial crisis. In Australia, we remain underweight relative to the benchmark due to stretched valuations and slowing economic momentum.

Roger J. Sit           Tasha M. Murdoff

Portfolio Managers

Information on this page is unaudited.
38	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2016

	Sit International Growth Fund	MSCI EAFE Index 1	MSCI EAFE Growth Index 2
One Year	-8.19%	-10.16%	-4.80%
Five Year	1.73	1.68	3.24
Ten Year	1.20	1.58	2.88
Since Inception	3.65	4.80	3.93
(11/1/91)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

The index used to compare the Fund’s performance was changed to the MSCI EAFE Index from the MSCI EAFE Growth Index because the Investment Adviser believes that the MSCI EAFE Index more accurately reflects the Fund’s investment objectives and strategies. It is not possible to invest directly in an index.

1 MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada.

2 MSCI EAFE Growth Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of growth oriented stocks of developed markets excluding the US & Canada.

FUND DIVERSIFICATION - BY REGION

	Sit Int’l Growth Fund	MSCI EAFE Index
Europe	68.4%	62.0%
Asia	20.1%	37.2%
North America	6.7%	—
Africa/Middle East	1.5%	0.8%
Cash & Other Net Assets	3.3%	—

Based on total net assets as of June 30, 2016. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 6/30/16:	$14.48 Per Share
Net Asset Value 6/30/15:	$16.92 Per Share
Total Net Assets:	$20.4 Million
Weighted Average Market Cap:	$56.2 Billion

TOP 10 HOLDINGS

1. Nestle SA
2. Medtronic, PLC
3. Diageo, PLC, ADR
4. Iberdrola SA
5. Astellas Pharma, Inc.
6. Roche Holding AG
7. Reckitt Benckiser Group, PLC
8. British American Tobacco, PLC
9. DS Smith, PLC
10. RELX NV

Based on total net assets as of June 30, 2016. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2016. Subject to change.

Information on this page is unaudited.
JUNE 30, 2016	39

SCHEDULE OF INVESTMENTS

June 30, 2016

Sit International Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 95.7%
Africa/Middle East - 1.5%
Israel - 1.5%
5,900	Teva Pharmaceutical Industries, Ltd., ADR	296,357

Asia - 19.1%
Australia - 0.8%
1,925	CSL, Ltd.	162,340

China/Hong Kong - 5.2%
18,000	AIA Group, Ltd.	108,247
1,200	Alibaba Group Holding, Ltd., ADR *	95,436
6,125	HSBC Holdings, PLC, ADR	191,774
84,500	Techtronic Industries Co., Ltd.	352,872
13,900	Tencent Holdings, Ltd.	318,861

		1,067,190

Japan - 10.1%
13,600	Ajinomoto Co., Inc.	320,429
14,600	Asics Corp.	246,666
27,300	Astellas Pharma, Inc.	428,128
28,000	Daicel Corp.	290,138
3,300	Makita Corp.	219,110
3,500	Secom Co., Ltd.	258,765
2,300	Seven & I Holdings Co., Ltd.	96,435
7,700	Suzuki Motor Corp.	208,500

		2,068,171

Singapore - 1.5%
2,025	Broadcom, Ltd.	314,685

South Korea - 1.5%
5,700	Korea Electric Power Corp.	299,204

Europe - 68.4%
Belgium - 1.9%
2,875	Anheuser-Busch InBev NV, ADR	378,580

Denmark - 1.2%
4,695	Novo Nordisk A/S	252,839

France - 8.7%
3,975	BNP Paribas SA	174,326
2,650	Dassault Systemes SA	199,800
3,175	Ingenico	368,000
3,825	Safran SA	257,584
2,100	Schlumberger, Ltd.	166,068
1,165	Unibail-Rodamco SE	301,380
14,000	Veolia Environnement SA	302,326

		1,769,484

Germany - 7.2%
3,550	Aurelius SE & Co.	208,636
6,675	GEA Group AG	315,070
1,475	Linde AG	205,522

Quantity	Name of Issuer	Fair Value ($)

6,100	Norma Group SE	289,023
2,950	Siemens AG	302,734
3,200	Stroeer SE & Co.	147,198

		1,468,183

Ireland - 3.3%
700	Allergan, PLC *	161,763
5,900	Medtronic, PLC	511,943

		673,706

Italy - 0.3%
34,500	Intesa Sanpaolo SpA	65,713

Netherlands - 9.9%
2,050	ASML Holding NV	203,380
4,800	Galapagos NV *	263,773
9,700	GrandVision NV	250,906
31,325	ING Groep NV	324,087
4,025	LyondellBasell Industries NV	299,540
6,350	Mobileye NV *	292,989
23,000	RELX NV	397,916

		2,032,591

Spain - 3.8%
68,600	Iberdrola SA	467,962
9,325	Inditex SA	313,265

		781,227

Switzerland - 9.1%
160	Interroll Holding AG	149,595
9,035	Nestle SA	700,017
3,625	Novartis AG	299,202
1,560	Roche Holding AG	411,653
1,225	Zurich Insurance Group AG	303,044

		1,863,511

United Kingdom - 23.0%
17,800	Ashtead Group, PLC	254,255
5,825	ASOS, PLC *	311,168
26,800	Babcock International Group, PLC	324,020
6,300	British American Tobacco, PLC	408,425
3,050	Delphi Automotive, PLC	190,930
4,525	Diageo, PLC, ADR	510,782
78,500	DS Smith, PLC	406,139
20,500	easyJet, PLC	297,900
35,400	Essentra, PLC	242,881
59,900	Greencore Group, PLC	246,511
50,301	Just Eat, PLC *	287,146
4,550	Nielsen Holdings, PLC	236,463
4,075	Reckitt Benckiser Group, PLC	408,609
4,500	Royal Dutch Shell, PLC, ADR - Class A	248,490
2,200	Royal Dutch Shell, PLC, ADR - Class B	123,200

See accompanying notes to financial statements.
40	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

3,000	STERIS, PLC	206,250

		4,703,169

North America - 6.7%
Canada - 4.2%
7,875	BCE, Inc.	372,566
8,575	Gildan Activewear, Inc.	251,505
8,400	Suncor Energy, Inc.	232,932

		857,003

United States - 2.5%
5,100	Euronet Worldwide, Inc. *	352,869
120	priceline.com, Inc. *	149,809

		502,678

Total Common Stocks
(cost: $18,978,237)		19,556,631

Investment Companies - 1.0%
7,700	iShares MSCI India ETF	214,984

(cost: $229,662)
Short-Term Securities - 2.3%
461,050	Fidelity Prime Money Market Portfolio Class I, 0.44%
Total Short-Term Securities
(cost: $461,050)		461,050

Total Investments in Securities - 99.0%
(cost: $19,668,949)		20,232,665
Other Assets and Liabilities, net - 1.0%		206,997

Total Net Assets - 100.0%		$20,439,662

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

ADR — American Depositary Receipt

PLC — Public Limited Company

See accompanying notes to financial statements.
JUNE 30, 2016	41

SCHEDULE OF INVESTMENTS

June 30, 2016

Sit International Growth Fund (Continued)

A summary of the levels for the Fund’s investments as of June 30, 2016 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Australia	—	162,340	—	162,340
Belgium	378,580	—	—	378,580
Canada	857,003	—	—	857,003
China/Hong Kong	287,210	779,980	—	1,067,190
Denmark	—	252,839	—	252,839
France	166,068	1,603,416	—	1,769,484
Germany	—	1,468,183	—	1,468,183
Ireland	673,706	—	—	673,706
Israel	296,357	—	—	296,357
Italy	—	65,713	—	65,713
Japan	—	2,068,171	—	2,068,171
Netherlands	795,909	1,236,682	—	2,032,591
Singapore	314,685	—	—	314,685
South Korea	—	299,204	—	299,204
Spain	—	781,227	—	781,227
Switzerland	149,595	1,713,916	—	1,863,511
United Kingdom	1,516,115	3,187,054	—	4,703,169
United States	502,678	—	—	502,678
Investment Companies	214,984	—	—	214,984
Short-Term Securities	461,050	—	—	461,050
Total:	6,613,940	13,618,725	—	20,232,665

The Fund adjusts the closing price of foreign equity securities by applying a systematic process for events occurring after the close of the foreign exchanges. At each reporting period, this process is applied for all foreign securities and therefore all foreign securities are classified as level 2. There are no transfers between level 1 and level 2 between reporting periods as a result of applying this process. Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
42	SIT MUTUAL FUNDS ANNUAL REPORT

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JUNE 30, 2016	43

Sit Developing Markets Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Developing Markets Growth Fund is to seek maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies domiciled or operating in a developing market. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that appear to have strong earnings growth prospects. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

The Sit Developing Markets Growth Fund declined -14.42% for the twelve-month period ended June 30, 2016, slightly underperforming the MSCI Emerging Markets Index’s -14.21%. Emerging markets’ performance was affected by the continued slowdown in China’s economy, weak global economic growth, higher U.S. interest rates, and the uncertainty over global growth following the U.K. vote to leave the European Union.

The consumer services (TAL Education), semiconductors (Broadcom), and utilities (Korea Electric Power) sectors had the most positive relative performance. Nevertheless, the telecommunication services (Advanced Info Services, MTN Group), energy (PetroChina, China Oilfield Services), and food beverage (China Mengniu Dairy) sectors hurt performance.

The regions of Africa/Mideast and Euroland added positive relative outperformance, on stock selection and allocation in South Africa and Turkey. Conversely, poor stock selection in Asia ex-Japan and Latin America region contributed negative relative performance.

Within the Asia Pacific, we continue to overweight China relative to the benchmark. China’s economy remains the engine of growth for the world. China posted stronger-than-expected first quarter GDP growth of +6.7%, but data suggests momentum moderated in April, and stabilized in May. The increased global uncertainty caused by Brexit could add to the downward pressure on growth. While the impact from direct trade should be moderate, given that exports to the U.K. accounted for only 2.6% of total exports in the first five months of 2016, the fallout could be higher given the relatively weak conditions in China and globally. The People’s Bank of China has responded to Brexit by communicating it will keep monetary policy prudent, while also ensuring ample liquidity to maintain financial stability. Moreover, the Chinese government could offer fiscal policies to support economic growth of +6.5% this year. India’s economy continues to show improvement, on higher consumer spending, lower oil prices, and passage of government reforms (bankruptcy bill, Goods & Services Tax). India’s economy is forecast to grow +7.5% in fiscal year 2017. Brazil’s problems remain with economic growth declining -3.5% this year, high inflation, high primary deficit, stalled fiscal reforms, high unemployment rate, and tight credit. Mexico’s economic growth is muted, with 2016 GDP growth at +2.3%, given subpar economic growth in the United States, and weak industrial production growth.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the MSCI Emerging Markets Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of emerging markets. It is not possible to invest directly in an index. This is the Fund’s primary index.

We are maintaining a defensive investment focus in China and adding to the “New China” sectors of technology and the internet, where there is rapid growth. We like companies that are exposed to secular trends, benefit from rebalancing reforms, or have exposure to developed markets. In India, our holdings are focused on consumer-beneficiaries, financials, and information technology. In Latin America, we like the consumer sector in Mexico, which is benefiting from wage gains. We are maintaining a defensive investment strategy in Brazil, with a focus on consumer staples and global exporters.

The Fund is continuing a conservative investment strategy, comprising high quality companies with strong, experienced management teams, leading market positions, healthy balance sheets, good cash flow generation, and sustainable earnings and revenue growth.

Roger J. Sit         Raymond E. Sit

Portfolio Managers

Information on this page is unaudited.
44	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURN

as of June 30, 2016

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index 1	MSCI Emerging Markets Growth Index 2
One Year	-14.42%	-14.21%	-11.33%
Five Year	-5.62	-6.16	-3.95
Ten Year	1.11	1.10	1.80
Since Inception	3.14	2.55	n/a
(7/1/94)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of emerging markets. It is not possible to invest directly in an index.

2 MSCI Emerging Markets Growth Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of growth oriented emerging market stocks.

FUND DIVERSIFICATION - BY REGION

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index
Asia	68.1%	70.4%
Africa/Middle East	10.9%	9.2%
Latin America	10.5%	13.4%
Europe	3.8%	7.0%
North America	3.5%	—
Cash & Other Net Assets	3.2%	—

Based on total net assets as of June 30, 2016. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 6/30/16:	$12.26 Per Share
Net Asset Value 6/30/15:	$14.77 Per Share
Total Net Assets:	$7.3 Million
Weighted Average Market Cap:	$57.9 Billion

TOP 10 HOLDINGS

  1. Tencent Holdings, Ltd.

  2. Samsung Electronics Co., Ltd.

  3. Naspers, Ltd.

  4. TAL Education Group, ADR

  5. NICE Systems, Ltd., ADR

  6. Taiwan Semiconductor Co.

  7. Korea Electric Power Corp.

  8. iShares MSCI India ETF

  9. China Mobile, Ltd., ADR

10. Shinhan Financial Group Co., Ltd.

Based on total net assets as of June 30, 2016. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2016. Subject to change.

Information on this page is unaudited.
JUNE 30, 2016	45

SCHEDULE OF INVESTMENTS

June 30, 2016

Sit Developing Markets Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 93.9%
Africa/Middle East - 10.9%
Israel - 3.2%
3,675	NICE Systems, Ltd., ADR	234,649

South Africa - 7.7%
6,410	Bid Corp., Ltd. *	120,122
6,910	Bidvest Group, Ltd.	65,189
1,900	Naspers, Ltd.	290,121
3,050	Sasol, Ltd., ADR	82,716

		558,148

Asia - 65.2%
China/Hong Kong - 26.7%
12,000	AIA Group, Ltd.	72,165
1,400	Alibaba Group Holding, Ltd., ADR *	111,342
277,000	China Construction Bank Corp.	184,659
4,600	China Life Insurance Co., Ltd., ADR	49,496
41,000	China Mengniu Dairy Co., Ltd.	71,726
3,650	China Mobile, Ltd., ADR	211,335
750	CNOOC, Ltd., ADR	93,495
120,000	CSPC Pharmaceutical Group, Ltd.	107,216
26,000	ENN Energy Holdings, Ltd.	128,778
12,000	Hengan International Group Co., Ltd.	100,509
1,600	Hong Kong Exchanges & Clearing, Ltd.	38,985
3,900	JD.com, Inc., ADR *	82,797
1,350	PetroChina Co., Ltd., ADR	91,692
2,400	Qinqin Foodstuffs Group Cayman Co., Ltd. *	699
4,125	TAL Education Group, ADR *	255,997
15,100	Tencent Holdings, Ltd.	346,389

		1,947,280

India - 3.6%
1,800	HDFC Bank, Ltd., ADR	119,430
4,200	Tata Motors, Ltd., ADR *	145,630

		265,060

Indonesia - 2.5%
322,000	Astra International Tbk PT	181,531

Japan - 1.0%
2,800	Suzuki Motor Corp.	75,818

Malaysia - 1.5%
8,300	British American Tobacco Malaysia	108,498

Singapore - 3.3%
775	Broadcom, Ltd.	120,435
10,000	DBS Group Holdings, Ltd.	117,909

		238,344

South Korea - 14.1%
1,615	CJ CGV Co., Ltd.	146,405
4,787	Industrial Bank of Korea	46,642
4,100	Korea Electric Power Corp.	215,217

Quantity	Name of Issuer	Fair Value ($)

285	Medy-Tox, Inc.	107,792
245	Samsung Electronics Co., Ltd.	305,111
6,200	Shinhan Financial Group Co., Ltd.	203,788

		1,024,955

Taiwan - 7.0%
82,086	Cathay Financial Holding Co., Ltd.	89,972
24,680	Hon Hai Precision Industry Co., Ltd., GDR	124,634
9,000	President Chain Store Corp.	70,320
45,482	Taiwan Semiconductor Co.	229,216

		514,142

Thailand - 2.0%
31,800	Bangkok Bank PCL	147,227

Turkey - 3.5%
4,100	BIM Birlesik Magazalar A/S	79,960
51,000	Kordsa Global Endustriyel Iplik A/S	107,414
15,700	Tav Havalimanlari Holding A/S	67,425

		254,799

Europe - 3.8%
Belgium - 2.1%
1,165	Anheuser-Busch InBev NV, ADR	153,407

Netherlands - 1.7%
2,625	Mobileye NV *	121,118

Latin America - 10.5%
Brazil - 8.0%
29,500	Ambev SA, ADR	174,345
11,243	Banco Bradesco SA	88,094
8,100	Embraer SA, ADR	175,932
25,600	Qualicorp SA	148,947

		587,318

Chile - 1.5%
5,500	Banco Santander Chile, ADR	106,540

Peru - 1.0%
2,800	Southern Copper Corp.	75,546

North America - 3.5%
United States - 3.5%
1,875	Cognizant Technology Solutions Corp. *	107,325
800	Skyworks Solutions, Inc.	50,624
1,725	Tupperware Brands Corp.	97,083

		255,032

Total Common Stocks
(cost: $6,370,149)		6,849,412

Investment Companies - 2.9%
7,600	iShares MSCI India ETF	212,192

(cost: $221,825)

See accompanying notes to financial statements.
46	SIT MUTUAL FUNDS ANNUAL REPORT

		Fair Value ($)

Short-Term Securities - 2.7%
200,000	Fidelity Prime Money Market Portfolio Class I, 0.44%
Total Short-Term Securities
(cost: $200,000)		200,000

Total Investments in Securities - 99.5%
(cost: $6,791,974)		7,261,604
Other Assets and Liabilities, net - 0.5%		34,905

Total Net Assets - 100.0%		$7,296,509

*	Non-income producing security.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.
JUNE 30, 2016	47

SCHEDULE OF INVESTMENTS

June 30, 2016

Sit Developing Markets Growth Fund (Continued)

A summary of the levels for the Fund’s investments as of June 30, 2016 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Belgium	153,407	—	—	153,407
Brazil	587,318	—	—	587,318
Chile	106,540	—	—	106,540
China/Hong Kong	896,154	1,051,126	—	1,947,280
India	265,060	—	—	265,060
Indonesia	—	181,531	—	181,531
Israel	234,649	—	—	234,649
Japan	—	75,818	—	75,818
Malaysia	108,498	—	—	108,498
Netherlands	121,118	—	—	121,118
Peru	75,546	—	—	75,546
Singapore	120,435	117,909	—	238,344
South Africa	202,838	355,310	—	558,148
South Korea	—	1,024,955	—	1,024,955
Taiwan	124,634	389,508	—	514,142
Thailand	—	147,227	—	147,227
Turkey	—	254,799	—	254,799
United States	255,032	—	—	255,032
Investment Companies	212,192	—	—	212,192
Short-Term Securities	200,000	—	—	200,000
Total:	3,663,421	3,598,183	—	7,261,604

The Fund adjusts the closing price of foreign equity securities by applying a systematic process for events occurring after the close of the foreign exchanges. At each reporting period, this process is applied for all foreign securities and therefore all foreign securities are classified as level 2. There are no transfers between level 1 and level 2 between reporting periods as a result of applying this process. Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
48	SIT MUTUAL FUNDS ANNUAL REPORT

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JUNE 30, 2016	49

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2016

	Sit Balanced Fund	Sit Dividend Growth Fund	Sit Global Dividend Growth Fund
ASSETS
Investments in securities, at identified cost	$20,029,866	$903,352,296	$23,691,252

Investments in securities, at fair value - see accompanying schedule for detail	$23,300,585	$1,010,108,118	$25,022,843
Cash in bank on demand deposit	—	—	—
Accrued interest and dividends receivable	64,844	1,530,683	72,283
Receivable for investment securities sold	192,156	12,975,752	235,660
Receivable for Fund shares sold	5,488	616,017	—

Total assets	23,563,073	1,025,230,570	25,330,786

LIABILITIES
Payable for investment securities purchased	27,861	13,260,826	111,516
Payable for Fund shares redeemed	4,871	1,281,042	—
Accrued investment management fees and advisory fees	19,290	810,395	25,488
Accrued 12b-1 fees (Class S)	—	13,729	581

Total liabilities	52,022	15,365,992	137,585

Net assets applicable to outstanding capital stock	$23,511,051	$1,009,864,578	$25,193,201

Net assets consist of:
Capital (par value and paid-in surplus)	$20,256,517	$858,963,205	$24,446,769
Undistributed (distributions in excess of) net investment income	60,565	3,187,293	113,414
Accumulated net realized gain (loss) from security transactions and foreign currency transactions	(76,750)	40,958,258	(696,726)
Unrealized appreciation (depreciation) on investments and foreign currency transactions	3,270,719	106,755,822	1,329,744

	$23,511,051	$1,009,864,578	$25,193,201

Outstanding shares:
Common Shares (Class I) *	1,152,556	59,572,015	1,692,966

Common Shares (Class S) *	—	4,291,805	217,060

Net assets applicable to outstanding shares:
Common Shares (Class I) *	$23,511,051	$942,244,486	$22,332,678

Common Shares (Class S) *	—	67,620,092	2,860,523

Net asset value per share of outstanding capital stock:
Common Shares (Class I) *	$20.40	$15.82	$13.19

Common Shares (Class S) *	—	$15.76	$13.18

* Dividend Growth, Global Dividend Growth and Small Cap Dividend Growth Funds offer multiple share classes (I and S). All other Funds offer a single share class.

See accompanying notes to financial statements.
50	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Large Cap Growth Fund	Sit Mid Cap Growth Fund	Sit Small Cap Dividend Growth Fund	Sit Small Cap Growth Fund	Sit International Growth Fund	Sit Developing Markets Growth Fund

$76,828,960	$87,997,186	$8,307,281	$63,165,093	$19,668,949	$6,791,974

$113,866,615	$132,948,821	$8,499,558	$80,995,608	$20,232,665	$7,261,604
—	—	—	—	—	758
41,859	52,583	15,180	46,728	101,248	34,805
8,347,382	11,840,869	—	271,208	423,054	59,518
164	849	—	60	11	264

122,256,020	144,843,122	8,514,738	81,313,604	20,756,978	7,356,949

4,597,472	5,122,547	142,440	—	291,746	48,824
102,485	52,618	—	3,089	110	—
97,317	144,838	8,122	101,646	25,460	11,616
—	—	525	—	—	—

4,797,274	5,320,003	151,087	104,735	317,316	60,440

$117,458,746	$139,523,119	$8,363,651	$81,208,869	$20,439,662	$7,296,509

$74,682,248	$93,322,270	$8,316,684	$63,202,748	$20,226,285	$6,972,600
217,862	—	24,963	—	76,544	18,811
5,520,981	1,249,214	(170,273)	175,606	(421,236)	(164,586)
37,037,655	44,951,635	192,277	17,830,515	558,069	469,684

$117,458,746	$139,523,119	$8,363,651	$81,208,869	$20,439,662	$7,296,509

3,261,280	9,083,544	577,403	1,781,451	1,411,581	595,114

—	—	258,715	—	—	—

$117,458,746	$139,523,119	$5,776,805	$81,208,869	$20,439,662	$7,296,509

—	—	2,586,846	—	—	—

$36.02	$15.36	$10.00	$45.59	$14.48	$12.26

—	—	$10.00	—	—	—

JUNE 30, 2016	51

STATEMENTS OF OPERATIONS

Year Ended June 30, 2016

	Sit Balanced Fund	Sit Dividend Growth Fund	Sit Global Dividend Growth Fund
Investment income:
Income:
Dividends*	$271,955	$27,368,824	$688,098
Interest	235,078	—	—

Total income	507,033	27,368,824	688,098

Expenses (note 4):
Investment management and advisory service fee	225,694	10,380,351	305,760
12b-1 fees (Class S)	—	178,338	7,071

Total expenses	225,694	10,558,689	312,831

Net investment income (loss)	281,339	16,810,135	375,267

Realized and unrealized gain (loss):
Net realized gain (loss) on investments	405,475	64,500,977	(610,966)
Net realized gain (loss) on foreign currency transactions	—	—	26

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(494,909)	(40,919,305)	(170,944)

Net gain (loss)	(89,434)	23,581,672	(781,884)

Net increase (decrease) in net assets resulting from operations	$191,905	$40,391,807	($406,617)

* Foreign taxes withheld on dividends received	—	$235,705	$30,380

See accompanying notes to financial statements.
52	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Large Cap Growth Fund	Sit Mid Cap Growth Fund	Sit Small Cap Dividend Growth Fund	Sit Small Cap Growth Fund	Sit International Growth Fund	Sit Developing Markets Growth Fund

$1,899,605	$1,513,243	$191,967	$766,679	$481,122	$171,699
—	—	—	—	—	—

1,899,605	1,513,243	191,967	766,679	481,122	171,699

1,322,880	1,853,460	88,702	1,353,193	319,105	148,714
—	—	5,815	—	—	—

1,322,880	1,853,460	94,517	1,353,193	319,105	148,714

576,725	(340,217)	97,450	(586,514)	162,017	22,985

8,600,977	3,828,112	(178,755)	144,734	(235,083)	(83,062)
—	—	—	—	(1,204)	(3,468)

(10,559,412)	(19,621,396)	237,270	(16,063,945)	(1,782,725)	(1,286,835)

(1,958,435)	(15,793,284)	58,515	(15,919,211)	(2,019,012)	(1,373,365)

($1,381,710)	($16,133,501)	$155,965	($16,505,725)	($1,856,995)	($1,350,380)

—	$1,018	$1,305	$908	$52,284	$23,300

JUNE 30, 2016	53

STATEMENTS OF CHANGES IN NET ASSETS

	Sit Balanced Fund		Sit Dividend Growth Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
Operations:
Net investment income (loss)	$281,339	$212,041	$16,810,135	$15,004,042
Net realized gain (loss) on investments and foreign currency transactions	405,475	973,568	64,500,977	129,746,541
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(494,909)	(163,103)	(40,919,305)	(74,833,461)

Net increase (decrease) in net assets resulting from operations	191,905	1,022,506	40,391,807	69,917,122

Distributions from:
Net investment income
Common shares (Class I)	(483,000)	(199,000)	(18,773,757)	(13,464,793)
Common shares (Class S)	—	—	(1,221,244)	(1,026,207)
Net realized gains on investments
Common shares (Class I)	(1,053,969)	(480,078)	(106,854,655)	(119,694,644)
Common shares (Class S)	—	—	(7,776,788)	(10,548,178)

Total distributions	(1,536,969)	(679,078)	(134,626,444)	(144,733,822)

Capital share transactions:
Proceeds from shares sold
Common shares (Class I)	8,592,853	8,320,812	361,580,592	208,800,590
Common shares (Class S)	—	—	4,208,565	9,777,088
Reinvested distributions
Common shares (Class I)	1,524,296	675,273	40,052,131	46,959,946
Common shares (Class S)	—	—	8,936,473	11,489,762
Payments for shares redeemed
Common shares (Class I)	(8,230,744)	(2,014,901)	(327,488,522)	(248,581,657)
Common shares (Class S)	—	—	(21,609,224)	(35,749,398)

Increase (decrease) in net assets from capital transactions	1,886,405	6,981,184	65,680,015	(7,303,669)

Total increase (decrease) in net assets	541,341	7,324,612	(28,554,622)	(82,120,369)

Net assets:
Beginning of period	22,969,710	15,645,098	1,038,419,200	1,120,539,569

End of period *	$23,511,051	$22,969,710	$1,009,864,578	$1,038,419,200

Capital transactions in shares:
Sold
Common shares (Class I)	413,544	383,633	22,658,489	11,517,705
Common shares (Class S)	—	—	263,412	541,368
Reinvested distributions
Common shares (Class I)	74,586	31,872	2,621,435	2,703,144
Common shares (Class S)	—	—	587,079	663,435
Redeemed
Common shares (Class I)	(401,816)	(93,881)	(20,620,329)	(13,738,327)
Common shares (Class S)	—	—	(1,343,328)	(1,973,196)

Net increase (decrease)	86,314	321,624	4,166,758	(285,871)

* includes undistributed (distributions in excess) net investment income (loss)	$60,565	$68,466	$3,187,293	$4,131,185

See accompanying notes to financial statements.
54	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Global Dividend Growth Fund		Sit Large Cap Growth Fund		Sit Mid Cap Growth Fund
Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015

$375,267	$339,203	$576,725	$694,684	($340,217)	($523,027)
(610,940)	2,506,622	8,600,977	35,475,388	3,828,112	24,906,408
(170,944)	(2,265,234)	(10,559,412)	(17,898,539)	(19,621,396)	(8,333,973)

(406,617)	580,591	(1,381,710)	18,271,533	(16,133,501)	16,049,408

(530,057)	(284,505)	(4,260,000)	(774,000)	—	—
(62,943)	(45,495)	—	—	—	—

(1,512,966)	(1,500,249)	(28,228,978)	(33,093,221)	(23,213,056)	(22,297,244)
(201,110)	(245,468)	—	—	—	—

(2,307,076)	(2,075,717)	(32,488,978)	(33,867,221)	(23,213,056)	(22,297,244)

2,302,443	5,533,002	6,199,628	4,283,270	1,517,223	1,271,258
181,452	3,019,026	—	—	—	—

2,042,797	1,784,612	32,014,455	33,300,492	22,382,176	21,501,154
264,053	290,963	—	—	—	—

(1,040,365)	(6,024,442)	(31,691,511)	(65,755,175)	(16,883,360)	(24,946,507)
(719,020)	(3,022,827)	—	—	—	—

3,031,360	1,580,334	6,522,572	(28,171,413)	7,016,039	(2,174,095)

317,667	85,208	(27,348,116)	(43,767,101)	(32,330,518)	(8,421,931)

24,875,534	24,790,326	144,806,862	188,573,963	171,853,637	180,275,568

$25,193,201	$24,875,534	$117,458,746	$144,806,862	$139,523,119	$171,853,637

164,944	369,646	145,288	89,968	84,771	63,009
13,425	202,447	—	—	—	—

154,832	121,436	874,234	727,721	1,427,435	1,124,537
20,031	19,811	—	—	—	—

(74,696)	(407,026)	(825,719)	(1,341,390)	(928,645)	(1,237,944)
(49,928)	(200,120)	—	—	—	—

228,608	106,194	193,803	(523,701)	583,561	(50,398)

$113,414	$128,141	$217,862	$376,240	—	—

JUNE 30, 2016	55

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Sit Small Cap Dividend Growth Fund		Sit Small Cap Growth Fund
	Year Ended June 30, 2016	Three Months Ended June 30, 2015 [1]	Year Ended June 30, 2016	Year Ended June 30, 2015
Operations:
Net investment income (loss)	$97,450	$11,868	($586,514)	($805,946)
Net realized gain (loss) on investments and foreign currency transactions	(178,755)	6,933	144,734	11,269,192
Net change in unrealized appreciation (depreciation) of investments and foreign currency transactions	237,270	(44,993)	(16,063,945)	(555,722)

Net increase (decrease) in net assets resulting from operations	155,965	(26,192)	(16,505,725)	9,907,524

Distributions from:
Net investment income
Common shares (Class I)	(59,286)	—	—	—
Common shares (Class S)	(24,214)	—	—	—
Net realized gains on investments
Common shares (Class I)	(452)	—	(8,910,218)	(11,167,852)
Common shares (Class S)	(218)	—	—	—

Total distributions	(84,170)	—	(8,910,218)	(11,167,852)

Capital share transactions:
Proceeds from shares sold
Common shares (Class I)	2,301,643	3,724,971	2,774,375	3,040,540
Common shares (Class S)	312,218	2,364,633	—	—
Reinvested distributions
Common shares (Class I)	57,003	—	8,733,559	10,988,324
Common shares (Class S)	24,085	—	—	—
Payments for shares redeemed
Common shares (Class I)	(338,246)	—	(8,698,957)	(8,462,484)
Common shares (Class S)	(3,034)	(125,225)	—	—

Increase (decrease) in net assets from capital transactions	2,353,669	5,964,379	2,808,977	5,566,380

Total increase (decrease) in net assets	2,425,464	5,938,187	(22,606,966)	4,306,052

Net assets:
Beginning of period	5,938,187	—	103,815,835	99,509,783

End of period*	$8,363,651	$5,938,187	$81,208,869	$103,815,835

Capital transactions in shares:
Sold
Common shares (Class I)	234,507	372,170	51,321	52,307
Common shares (Class S)	32,561	236,449	—	—
Reinvested distributions
Common shares (Class I)	5,975	—	180,036	198,095
Common shares (Class S)	2,522	—	—	—
Redeemed
Common shares (Class I)	(35,249)	—	(177,213)	(144,334)
Common shares (Class S)	(304)	(12,513)	—	—

Net increase (decrease)	240,012	596,106	54,144	106,068

*includes undistributed (distributions in excess) net investment income (loss)	$24,963	$12,183	—	—

[1]	The Fund commenced investment operations on March 31, 2015.

See accompanying notes to financial statements.
56	SIT MUTUAL FUNDS ANNUAL REPORT

Sit International Growth Fund		Sit Developing Markets Growth Fund
Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015

$162,017	$124,089	$22,985	$16,121
(236,287)	2,275,101	(86,530)	266,206
(1,782,725)	(2,780,503)	(1,286,835)	(1,106,491)

(1,856,995)	(381,313)	(1,350,380)	(824,164)

(121,000)	(354,576)	(12,000)	—
—	—	—	—

(1,330,288)	—	(211,867)	(795,509)
—	—	—	—

(1,451,288)	(354,576)	(223,867)	(795,509)

833,973	585,445	274,576	248,461
—	—	—	—

1,443,980	352,967	219,826	781,882
—	—	—	—

(1,015,370)	(1,844,577)	(815,737)	(1,026,294)
—	—	—	—

1,262,583	(906,165)	(321,335)	4,049

(2,045,700)	(1,642,054)	(1,895,582)	(1,615,624)

22,485,362	24,127,416	9,192,091	10,807,715

$20,439,662	$22,485,362	$7,296,509	$9,192,091

51,877	35,057	21,675	14,969
—	—	—	—

95,946	22,396	18,458	54,601
—	—	—	—

(64,900)	(112,589)	(67,398)	(65,574)
—	—	—	—

82,923	(55,136)	(27,265)	3,996

$76,544	$120,934	$18,811	$11,294

JUNE 30, 2016	57

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Balanced Fund

	Years Ended June 30,
	2016	2015	2014	2013	2012

Net Asset Value:
Beginning of period.	$21.54	$21.01	$18.42	$16.97	$16.47

Operations:
Net investment income [1]	0.26	0.25	0.27	0.27	0.29
Net realized and unrealized gains (losses)	0.04	1.16	2.58	1.46	0.46

Total from operations	0.30	1.41	2.85	1.73	0.75

Distributions to Shareholders:
From net investment income	(0.45)	(0.24)	(0.26)	(0.28)	(0.25)
From net realized gains	(0.99)	(0.64)	—	—	—

Total distributions	(1.44)	(0.88)	(0.26)	(0.28)	(0.25)

Net Asset Value:
End of period	$20.40	$21.54	$21.01	$18.42	$16.97

Total investment return [2]	1.47%	6.86%	15.58%	10.26%	4.61%

Net assets at end of period (000’s omitted)	$23,511	$22,970	$15,645	$13,492	$11,821

Ratios: [3]
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	1.25%	1.17%	1.36%	1.52%	1.75%

Portfolio turnover rate (excluding short-term securities)	54.46%	47.49%	54.52%	30.86%	47.01%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
3

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

58	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Dividend Growth Fund

Class I	Years Ended June 30,
	2016	2015	2014	2013	2012

Net Asset Value:
Beginning of period	$17.40	$18.69	$16.35	$14.10	$13.91

Operations:
Net investment income [1]	0.26	0.25	0.26	0.27	0.24
Net realized and unrealized gains (losses)	0.32	0.92	2.96	2.46	0.26

Total from operations	0.58	1.17	3.22	2.73	0.50

Redemption fees [2]	—	—	—	—	—
Distributions to Shareholders:
From net investment income	(0.32)	(0.25)	(0.25)	(0.26)	(0.21)
From net realized gains	(1.84)	(2.21)	(0.63)	(0.22)	(0.10)

Total distributions	(2.16)	(2.46)	(0.88)	(0.48)	(0.31)

Net Asset Value:
End of period	$15.82	$17.40	$18.69	$16.35	$14.10

Total investment return [3]	3.94%	6.39%	20.26%	19.77%	3.76%

Net assets at end of period (000’s omitted)	$942,244	$955,460	$1,017,106	$920,324	$619,667
Ratios: [4]
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	1.64%	1.39%	1.50%	1.78%	1.79%
Portfolio turnover rate (excluding short-term securities)	75.94%	57.69%	44.36%	26.58%	26.84%

Class S	Years Ended June 30,
	2016	2015	2014	2013	2012

Net Asset Value:
Beginning of period	$17.34	$18.63	$16.29	$14.06	$13.87

Operations:
Net investment income [1]	0.22	0.21	0.22	0.23	0.21
Net realized and unrealized gains (losses)	0.32	0.91	2.96	2.44	0.26

Total from operations	0.54	1.12	3.18	2.67	0.47

Redemption fees [2]	—	—	—	—	—

Distributions to Shareholders:
From net investment income	(0.28)	(0.20)	(0.21)	(0.22)	(0.18)
From net realized gains	(1.84)	(2.21)	(0.63)	(0.22)	(0.10)

Total distributions	(2.12)	(2.41)	(0.84)	(0.44)	(0.28)

Net Asset Value:
End of period	$15.76	$17.34	$18.63	$16.29	$14.06

Total investment return [3]	3.68%	6.13%	20.02%	19.39%	3.53%

Net assets at end of period (000’s omitted)	$67,620	$82,959	$103,433	$134,498	$100,878
Ratios: [4]
Expenses	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	1.39%	1.14%	1.25%	1.53%	1.54%
Portfolio turnover rate (excluding short-term securities)	75.94%	57.69%	44.36%	26.58%	26.84%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

JUNE 30, 2016	59

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Global Dividend Growth Fund

Class I	Years Ended June 30,
	2016	2015	2014	2013	2012

Net Asset Value:
Beginning of period	$14.80	$15.74	$14.27	$12.55	$13.26

Operations:
Net investment income [1]	0.21	0.20	0.23	0.25	0.24
Net realized and unrealized gains (losses)	(0.48)	0.13	2.09	1.78	(0.58)

Total from operations	(0.27)	0.33	2.32	2.03	(0.34)

Redemption fees	—	—	— [2]	— [2]	—
Distributions to Shareholders:
From net investment income	(0.34)	(0.20)	(0.22)	(0.23)	(0.22)
From net realized gains	(1.00)	(1.07)	(0.63)	(0.08)	(0.15)

Total distributions	(1.34)	(1.27)	(0.85)	(0.31)	(0.37)

Net Asset Value:
End of period	$13.19	$14.80	$15.74	$14.27	$12.55

Total investment return [3]	(1.67% )	2.19%	16.76%	16.36%	(2.44% )

Net assets at end of period (000’s omitted)	$22,333	$21,424	$21,467	$14,196	$10,421
Ratios: [4]
Expenses	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	1.56%	1.33%	1.55%	1.81%	1.97%
Portfolio turnover rate (excluding short-term securities)	48.30%	75.06%	48.68%	26.15%	26.65%

Class S	Years Ended June 30,
	2016	2015	2014	2013	2012

Net Asset Value:
Beginning of period	$14.78	$15.72	$14.25	$12.54	$13.24

Operations:
Net investment income [1]	0.18	0.16	0.20	0.21	0.21
Net realized and unrealized gains (losses)	(0.48)	0.13	2.09	1.78	(0.57)

Total from operations	(0.30)	0.29	2.29	1.99	(0.36)

Redemption fees	—	—	— [2]	—	—

Distributions to Shareholders:
From net investment income	(0.30)	(0.16)	(0.19)	(0.20)	(0.19)
From net realized gains	(1.00)	(1.07)	(0.63)	(0.08)	(0.15)

Total distributions	(1.30)	(1.23)	(0.82)	(0.28)	(0.34)

Net Asset Value:
End of period	$13.18	$14.78	$15.72	$14.25	$12.54

Total investment return [3]	(1.89% )	2.00%	16.49%	16.01%	(2.60% )

Net assets at end of period (000’s omitted)	$2,861	$3,451	$3,323	$3,257	$2,608
Ratios: [4]
Expenses	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income	1.31%	1.08%	1.30%	1.56%	1.72%
Portfolio turnover rate (excluding short-term securities)	48.30%	75.06%	48.68%	26.15%	26.65%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

60	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Large Cap Growth Fund

	Years Ended June 30,
	2016	2015	2014	2013	2012

Net Asset Value:
Beginning of period	$47.21	$52.51	$47.53	$45.53	$43.96

Operations:
Net investment income [1]	0.18	0.20	0.29	0.43	0.26
Net realized and unrealized gains (losses)	(0.42)	5.04	10.23	5.69	1.63

Total from operations	(0.24)	5.24	10.52	6.12	1.89

Redemption fees [2]	—	—	—	—	—

Distributions to Shareholders:
From net investment income	(1.44)	(0.24)	(0.39)	(0.46)	(0.32)
From net realized gains	(9.51)	(10.30)	(5.15)	(3.66)	—

Total distributions	(10.95)	(10.54)	(5.54)	(4.12)	(0.32)

Net Asset Value:
End of period	$36.02	$47.21	$52.51	$47.53	$45.53

Total investment return [3]	(0.89% )	10.62%	22.92%	14.18%	4.39%

Net assets at end of period (000’s omitted)	$117,459	$144,807	$188,574	$196,285	$254,256
Ratios: [4]
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.44%	0.41%	0.57%	0.92%	0.61%

Portfolio turnover rate (excluding short-term securities)	20.05%	24.04%	27.34%	13.42%	15.06%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

JUNE 30, 2016	61

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Mid Cap Growth Fund

	Years Ended June 30,
	2016	2015	2014	2013	2012

Net Asset Value:
Beginning of period	$20.22	$21.08	$17.69	$15.77	$15.88

Operations:
Net investment loss [1]	(0.04)	(0.06)	(0.07)	(0.03)	(0.05)
Net realized and unrealized gains (losses)	(1.92)	1.91	4.54	2.32	(0.06)

Total from operations	(1.96)	1.85	4.47	2.29	(0.11)

Redemption fees [2]	—	—	—	—	—

Distributions to Shareholders:
From net realized gains	(2.90)	(2.71)	(1.08)	(0.37)	—

Net Asset Value:
End of period	$15.36	$20.22	$21.08	$17.69	$15.77

Total investment return [3]	(9.97% )	9.52%	25.58%	14.70%	(0.69% )

Net assets at end of period (000’s omitted)	$139,523	$171,854	$180,276	$152,129	$144,601
Ratios: [4]
Expenses	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment loss	(0.23% )	(0.30% )	(0.37% )	(0.17% )	(0.33% )

Portfolio turnover rate (excluding short-term securities)	21.57%	23.39%	27.65%	16.91%	16.23%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

62	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Small Cap Dividend Growth Fund

Class I	Year Ended June 30, 2016	Three Months Ended June 30, 2015 *

Net Asset Value:
Beginning of period	$9.96	$10.00
Operations:
Net investment income [1]	0.14	0.02
Net realized and unrealized gains (losses)	0.02	(0.06)
Total from operations	0.16	(0.04)
Distributions to Shareholders:
From net investment income	(0.12)	—
From net realized gains	— [2]	—
Total distributions	(0.12)	—
Net Asset Value:
End of period	$10.00	$9.96
Total investment return [3]	1.71%	(0.40% )
Net assets at end of period (000’s omitted)	$5,777	$3,708
Ratios: [4]
Expenses	1.25%	1.25%
Net investment income	1.46%	0.98%
Portfolio turnover rate (excluding short-term securities)	26.43%	2.63% [5]
Class S	Year Ended June 30, 2016	Three Months Ended June 30, 2015 *

Net Asset Value:
Beginning of period	$9.96	$10.00
Operations:
Net investment income [1]	0.11	0.02
Net realized and unrealized gains (losses)	0.03	(0.06)
Total from operations	0.14	(0.04)
Distributions to Shareholders:
From net investment income	(0.10)	—
From net realized gains	— [2]	—
Total distributions	(0.10)	—
Net Asset Value:
End of period	$10.00	$9.96
Total investment return [3]	1.46%	(0.40% )
Net assets at end of period (000’s omitted)	$2,587	$2,230
Ratios: [4]
Expenses	1.50%	1.50%
Net investment income	1.21%	0.73%
Portfolio turnover rate (excluding short-term securities)	26.43%	2.63% [5]

*	The Fund commenced investment operations on March 31, 2015.
[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

JUNE 30, 2016	63

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Small Cap Growth Fund

	Years Ended June 30,
	2016	2015	2014		2013		2012

Net Asset Value:
Beginning of period	$60.10	$61.38	$50.08		$43.90		$43.86

Operations:
Net investment loss [1]	(0.33)	(0.48)	(0.55)		(0.30)		(0.34)
Net realized and unrealized gains (losses)	(8.97)	6.26	11.85		6.48		0.38

Total from operations	(9.30)	5.78	11.30		6.18		0.04

Redemption fees [2]	—	—	—		—		—

Distributions to Shareholders:
From net realized gains.	(5.21)	(7.06)	—		—		—

Net Asset Value:
End of period	$45.59	$60.10	$61.38		$50.08		$43.90

Total investment return [3]	(16.00% )	10.38%	22.56%		14.08%		0.09%

Net assets at end of period (000’s omitted)	$81,209	$103,816	$99,510		$84,793		$78,202
Ratios: [4]
Expenses	1.50%	1.50%	1.50%		1.50%		1.50%
Net investment loss	(0.65% )	(0.81% )	(0.94%	)	(0.64%	)	(0.82%	)

Portfolio turnover rate (excluding short-term securities)	27.37%	31.07%	33.38%		28.36%		22.32%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

64	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit International Growth Fund

	Years Ended June 30,
	2016	2015	2014	2013	2012

Net Asset Value:
Beginning of period	$16.92	$17.44	$15.05	$13.29	$15.16

Operations:
Net investment income [1]	0.12	0.09	0.28	0.20	0.22
Net realized and unrealized gains (losses)	(1.47)	(0.34)	2.28	1.80	(1.86)

Total from operations	(1.35)	(0.25)	2.56	2.00	(1.64)

Redemption fees	—	—	—	—	— [2]

Distributions to Shareholders:
From net investment income	(0.09)	(0.27)	(0.17)	(0.24)	(0.23)
From net realized gains	(1.00)	—	—	—	—

Total distributions	(1.09)	(0.27)	(0.17)	(0.24)	(0.23)

Net Asset Value:
End of period	$14.48	$16.92	$17.44	$15.05	$13.29

Total investment return [3]	(8.19% )	(1.35% )	17.06%	15.06%	(10.69% )

Net assets at end of period (000’s omitted)	$20,440	$22,485	$24,127	$20,890	$19,296
Ratios: [4]
Expenses	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income	0.76%	0.55%	1.69%	1.39%	1.62%
Portfolio turnover rate (excluding short-term securities)	37.94%	56.97%	46.91%	27.93%	27.82%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

JUNE 30, 2016	65

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Developing Markets Growth Fund

	Years Ended June 30,
	2016	2015	2014	2013	2012

Net Asset Value:
Beginning of period	$14.77	$17.48	$16.40	$17.70	$23.24

Operations:
Net investment income (loss) [1]	0.04	0.03	(0.01)	0.04	0.06
Net realized and unrealized gains (losses)	(2.18)	(1.41)	2.07	0.14	(3.89)

Total from operations	(2.14)	(1.38)	2.06	0.18	(3.83)

Redemption fees	— [2]	—	—	—	— [2]

Distributions to Shareholders:
From net investment income	(0.02)	—	(0.03)	(0.06)	(0.06)
From net realized gains	(0.35)	(1.33)	(0.95)	(1.42)	(1.65)

Total distributions	(0.37)	(1.33)	(0.98)	(1.48)	(1.71)

Net Asset Value:
End of period	$12.26	$14.77	$17.48	$16.40	$17.70

Total investment return [3]	(14.42% )	(7.64% )	12.79%	0.36%	(16.29% )

Net assets at end of period (000’s omitted)	$7,297	$9,192	$10,808	$10,615	$11,634
Ratios: [4]
Expenses	2.00%	2.00%	2.00%	2.00%	2.00%
Net investment income (loss)	0.31%	0.16%	(0.07% )	0.24%	0.29%

Portfolio turnover rate (excluding short-term securities)	28.14%	21.51%	21.45%	15.48%	22.56%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

66	SIT MUTUAL FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

Year Ended June 30, 2016

(1)	Organization

Sit Mutual Funds are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The Sit Balanced, Sit Dividend Growth, Sit Global Dividend Growth, Sit Small Cap Dividend Growth, Sit Small Cap Growth, Sit International Growth, and Sit Developing Markets Growth are series funds of Sit Mutual Funds, Inc.

This report covers the equity funds of the Sit Mutual Funds (the Funds). Each fund has 10 billion authorized shares of capital stock with a par value of $0.001. The investment objective for each Fund is as follows:

Fund	Investment Objective
Balanced	Long-term growth consistent with the preservation of principal and to provide regular income.
Dividend Growth	Provide current income that exceeds the dividend yield of the S&P 500® Index and that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Global Dividend Growth	Provide current income that exceeds the dividend yield of the MSCI World Index that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Large Cap Growth	Maximize long-term capital appreciation.
Mid Cap Growth	Maximize long-term capital appreciation.
Small Cap Dividend Growth	Provide current income that exceeds the yield of the Russell 2000® Index and that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Small Cap Growth	Maximize long-term capital appreciation.
International Growth	Maximize long-term growth.
Developing Markets Growth	Maximize long-term capital appreciation.

The Dividend Growth, Global Dividend Growth and Small Cap Dividend Growth Funds offer Class I and Class S shares. Both classes of shares have identical voting, dividend, and liquidation rights. The distribution fee differs among classes, the Class S shares have a 0.25% distribution fee, whereas Class I has no distribution fee. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

(2)	Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Investments in Securities

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available at the last reported bid price. The sale and bid prices or prices deemed best to reflect fair value quoted by dealers who make markets in these securities are obtained from independent pricing services. Consistent with the Funds’ valuation policies and procedures, debt securities maturing in more than 60 days are priced by an independent pricing service. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality, and prepayment speeds as applicable. When market quotations are not readily available, or when the Adviser becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the daily net asset value, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors. The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any

JUNE 30, 2016	67

NOTES TO FINANCIAL STATEMENTS

Year Ended June 30, 2016 (Continued)

dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Debt securities of sufficient credit quality maturing in less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates fair value.

Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

Fair Value Measurements

The inputs and valuation techniques used to measure fair value of the Funds’ net assets are summarized into three levels as described in the hierarchy below:

•  Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•  Level 2 – debt securities are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, U.S. government and government agency obligations, and municipal securities the pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For asset-backed securities and mortgage-backed securities, the pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For foreign equities, the pricing services adjust closing prices by applying a systematic process for events occurring after the close of the foreign exchange by utilizing such inputs as Depositary Receipts, quoted prices for similar securities, exchange rates, and certain indexes. All of these inputs are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•  Level 3 – significant unobservable inputs, including the Adviser’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the levels for the Funds’ investments as of June 30, 2016 is included with the Funds’ schedule of investments.

Foreign Currency Translations and Forward Foreign Currency Contracts

The fair value of securities and other assets and liabilities denominated in foreign currencies for Global Dividend Growth, International Growth and Developing Markets Growth Funds are translated daily into U.S. dollars at the closing rate of exchange (approximately 4:00 p.m. Eastern Time). Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

The Global Dividend Growth, International Growth and Developing Markets Growth Funds may enter into forward foreign currency exchange contracts generally for operational purposes, but the Adviser may occasionally utilize contracts to protect against adverse exchange rate fluctuation. Any gains (losses) generated by these contracts are disclosed separately on the statement of operations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation is determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

68	SIT MUTUAL FUNDS ANNUAL REPORT

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Management has analyzed the Funds’ tax positions taken in federal tax returns for all open tax years and has concluded that as of June 30, 2016, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise returns for the 2013, 2014 and 2015 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue.

At June 30, 2016, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)	Cost of Securities on a Tax Basis
Balanced	$3,696,347	($422,677)	$3,273,670	$20,026,915
Dividend Growth	124,794,883	(25,274,959)	99,519,924	910,588,194
Global Dividend Growth	2,362,781	(1,110,761)	1,252,020	23,770,823
Large Cap Growth	37,972,503	(960,775)	37,011,728	76,854,887
Mid Cap Growth	46,336,796	(1,546,630)	44,790,166	88,158,655
Small Cap Dividend Growth	687,784	(495,895)	191,889	8,307,669
Small Cap Growth	22,157,891	(4,296,401)	17,861,490	63,134,118
International Growth	2,609,819	(2,119,309)	490,510	19,742,155
Developing Markets Growth	1,414,679	(945,068)	469,611	6,791,993

Net investment income and net realized gains differ for financial statement and tax purposes because of corporate actions on shares held and/or losses deferred due to “wash sale” transactions. A “wash sale” occurs when a Fund sells a security that it has acquired within a period beginning thirty days before and ending thirty days after the date of sale (a sixty one day period). The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. The tax character of distributions paid during the fiscal years ended June 30, 2016 and 2015 were as follows:

Year Ended June 30, 2016:
	Ordinary Income	Long Term Capital Gain	Total
Balanced	$508,889	$1,028,080	$1,536,969
Dividend Growth (Class I)	23,739,125	101,891,044	125,630,169
Dividend Growth (Class S)	1,582,606	7,415,541	8,998,147
Global Dividend Growth (Class I)	530,149	1,512,875	2,043,024
Global Dividend Growth (Class S)	62,954	201,098	264,052
Large Cap Growth	4,558,215	27,930,763	32,488,978
Mid Cap Growth	—	23,213,056	23,213,056
Small Cap Dividend Growth (Class I)	59,291	446	59,738
Small Cap Dividend Growth (Class S)	24,217	216	24,432
Small Cap Growth	—	8,910,218	8,910,218
International Growth	205,203	1,246,085	1,451,288
Developing Markets Growth	12,000	211,867	223,867

JUNE 30, 2016	69

NOTES TO FINANCIAL STATEMENTS

Year Ended June 30, 2016 (Continued)

Year Ended June 30, 2015:
	Ordinary Income	Long Term Capital Gain	Total
Balanced	$226,644	$452,434	$679,078
Dividend Growth (Class I)	19,006,449	114,151,521	133,157,970
Dividend Growth (Class S)	1,514,587	10,059,686	11,574,273
Global Dividend Growth (Class I)	315,934	1,468,820	1,784,754
Global Dividend Growth (Class S)	50,637	240,326	290,963
Large Cap Growth	1,318,355	32,548,866	33,867,221
Mid Cap Growth	—	22,297,244	22,297,244
Small Cap Dividend Growth (Class I)	—	—	—
Small Cap Dividend Growth (Class S)	—	—	—
Small Cap Growth	—	11,167,852	11,167,852
International Growth	354,576	—	354,576
Developing Markets Growth	—	795,509	795,509

As of June 30, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Gain	Unrealized Appreciation (Depreciation)
Balanced	$60,565	—	$3,273,670
Dividend Growth	3,187,293	$48,194,156	99,519,924
Global Dividend Growth	113,414	—	1,250,173
Large Cap Growth	217,862	5,546,908	37,011,728
Mid Cap Growth	—	1,410,683	44,790,166
Small Cap Dividend Growth	24,963	—	191,889
Small Cap Growth	—	144,631	17,861,490
International Growth	76,544	—	484,863
Developing Markets Growth	18,811	—	469,665

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made to the following capital accounts:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Additional Paid-in Capital
Balanced	$193,760	($35,606)	($158,154)
Dividend Growth	2,240,974	(2,240,974)	—
Global Dividend Growth	203,006	(203,006)	—
Large Cap Growth	3,524,897	(785,097)	(2,739,800)
Mid Cap Growth	340,217	(14,951)	(325,266)
Small Cap Dividend Growth	(1,170)	1,170	—
Small Cap Growth	586,514	33,980	(620,494)
International Growth	(85,407)	85,407	—
Developing Markets Growth	(3,468)	3,468	—

These differences were primarily attributable to return of capital dividends received, 988 reclassifications, non-deductible net operating losses and corporate actions on shares held.

70	SIT MUTUAL FUNDS ANNUAL REPORT

Net capital loss carryovers and late year losses, if any, as of June 30, 2016, are available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (“Act”), the Funds’ are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses, and will not be considered exclusively short-term as under previous law. The Funds’ first fiscal year end subject to the Modernization Act was June 30, 2012. The net capital loss carryovers post-enactment and the late year losses deferred as of June 30, 2016, were as follows:

	Post-Enactment Unlimited Period of Net Capital Loss Carryover		Late Year Losses Deferred	Accumulated Capital and Other Losses
	Short-Term	Long-Term
Balanced	—	—	$79,701	$79,701
Global Dividend Growth	$392,798	$224,357	—	617,155
Small Cap Dividend Growth	169,885	—	—	169,885
International Growth	—	—	348,030	348,030
Developing Markets Growth	—	—	164,567	164,567

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced, Dividend Growth, Global Dividend Growth and Small Cap Dividend Growth Funds and declared and paid annually for Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, and Large Cap Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Concentration of Investments

The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund’s investments and the income it generates, as well as the Fund’s ability to repatriate such amounts.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results for the respective periods. Actual results could differ from those estimates.

Guarantees and Indemnifications

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

JUNE 30, 2016	71

NOTES TO FINANCIAL STATEMENTS

Year Ended June 30, 2016 (Continued)

(3)	Investment Security Transactions

The cost of purchases and proceeds from sales and maturities of investment securities, other than short-term securities, for the year ended June 30, 2016, were as follows:

	Purchases		Proceeds
	U.S. Government	Other	U.S. Government	Other
Balanced	$4,185,479	$7,924,312	$3,708,231	$7,961,212
Dividend Growth	—	779,195,087	—	844,445,434
Global Dividend Growth	—	12,061,821	—	11,565,183
Large Cap Growth	—	26,123,187	—	54,856,369
Mid Cap Growth	—	31,586,801	—	55,175,349
Small Cap Dividend Growth	—	3,865,482	—	1,815,528
Small Cap Growth	—	24,413,796	—	31,097,934
International Growth	—	7,913,267	—	8,232,639
Developing Markets Growth	—	2,173,195	—	2,745,338

(4)	Affiliated Fees and Transactions

Investment Adviser

The Funds each have entered into an investment management agreement with Sit Investment Associates, Inc. (SIA), under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The current fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

Balanced	1.00%
Dividend Growth Class I and Class S	1.00%
Global Dividend Growth Class I and Class S	1.25%
Large Cap Growth	1.00%
Mid Cap Growth	1.25%
Small Cap Dividend Growth Class I and Class S	1.25%
Small Cap Growth	1.50%
International Growth	1.50%
Developing Markets Growth	2.00%

SIA is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, 12b-1 fees and other transaction charges relating to investing activities).

In addition to the annual management fees, the Class S shares of Dividend Growth, Global Dividend Growth and Small Cap Dividend Growth Funds also have a 0.25% annual distribution (12b-1) fee, which is used to pay for distribution fees related to the sale and distribution of its shares.

72	SIT MUTUAL FUNDS ANNUAL REPORT

Transactions with affiliates

The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of June 30, 2016:

	Shares	% Shares Outstanding
Balanced	253,972	22.0
Dividend Growth	1,122,814	1.8
Global Dividend Growth	761,637	39.9
Large Cap Growth	580,331	17.8
Mid Cap Growth	3,889,554	42.8
Small Cap Dividend Growth	651,206	77.9
Small Cap Growth	926,835	52.0
International Growth	803,308	56.9
Developing Markets Growth	262,788	44.2

(5)	Capital Share Activity

Short-Term Trading (Redemption) Fees

The Funds (except Balanced) charge a redemption fee equal to 2.00% of the proceeds on shares held for less than 30 calendar days. The fee is retained by the Fund for the benefit of its long-term shareholders and accounted for as an addition to paid in capital. For the year ended June 30, 2016, the Funds received the following redemption fees:

	Class I	Class S
Dividend Growth	$4,668	$1,011
Large Cap Growth	3,830	—
Mid Cap Growth	439	—
Developing Markets Growth	56	—
Small Cap Growth	519	—

(6)	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events that would require disclosure in or adjustments to the financial statements.

JUNE 30, 2016	73

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders:

Sit Mutual Funds, Inc.

Sit Large Cap Growth Fund, Inc.

Sit Mid Cap Growth Fund, Inc.

We have audited the accompanying statements of assets and liabilities of Sit Balanced Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, Sit Small Cap Dividend Growth Fund, Sit Small Cap Growth Fund, Sit International Growth Fund, Sit Developing Markets Growth Fund (each a series of Sit Mutual Funds, Inc.), Sit Large Cap Growth Fund, Inc., and Sit Mid Cap Growth Fund, Inc. (collectively, the Funds), including the schedules of investments, as of June 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended (year ended June 30, 2016 and period from March 31, 2015 to June 30, 2015 for Sit Small Cap Dividend Growth Fund), and the financial highlights for each of the years in the five-year period then ended (year ended June 30, 2016 and period from March 31, 2015 to June 30, 2015 for Sit Small Cap Dividend Growth Fund). These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with custodians and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sit Balanced Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, Sit Small Cap Divided Growth Fund, Sit Small Cap Growth Fund, Sit International Growth Fund, Sit Developing Markets Growth Fund, Sit Large Cap Growth Fund, and Sit Mid Cap Growth Fund as of June 30, 2016, and the results of their operations, the changes in their net assets, and the financial highlights for the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

August 18, 2016

74	SIT MUTUAL FUNDS ANNUAL REPORT

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2016 to June 30, 2016.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

Fund	Beginning Account Value (1/1/16)	Ending Account Value (6/30/16)	Expenses Paid During Period* (1/1/16- 6/30/16)
	Balanced Fund
Actual	$1,000	$1,011.90	$5.00
Hypothetical	$1,000	$1,019.89	$5.02

	Dividend Growth Fund
Actual
Class I	$1,000	$1,042.00	$5.08
Class S	$1,000	$1,040.80	$6.34
Hypothetical
Class I	$1,000	$1,019.89	$5.02
Class S	$1,000	$1,018.65	$6.27

	Global Dividend Growth Fund
Actual
Class I	$1,000	$1,013.40	$6.26
Class S	$1,000	$1,012.80	$7.51
Hypothetical
Class I	$1,000	$1,018.65	$6.27
Class S	$1,000	$1,017.40	$7.52

	Large Cap Growth Fund
Actual	$1,000	$984.20	$4.93
Hypothetical	$1,000	$1,019.89	$5.02

	Mid Cap Growth Fund
Actual	$1,000	$975.20	$6.14
Hypothetical	$1,000	$1,018.65	$6.27

	Small Cap Dividend Growth Fund
Actual
Class I	$1,000	$1,083.60	$6.47
Class S	$1,000	$1,083.00	$7.77
Hypothetical
Class I	$1,000	$1,018.65	$6.27
Class S	$1,000	$1,017.40	$7.52

JUNE 30, 2016	75

EXPENSE EXAMPLE (Unaudited) (Continued)

Fund	Beginning Account Value (1/1/16)	Ending Account Value (6/30/16)	Expenses Paid During Period* (1/1/16- 6/30/16)
	Small Cap Growth Fund
Actual	$1,000	$935.00	$7.22
Hypothetical	$1,000	$1,017.40	$7.52

	International Growth Fund
Actual	$1,000	$954.50	$7.29
Hypothetical	$1,000	$1,017.40	$7.52

	Developing Markets Growth Fund
Actual	$1,000	$1,039.90	$10.14
Hypothetical	$1,000	$1,014.92	$10.02

*Expenses are equal to the Fund’s annualized expense ratio of 1.00%, for the Balanced, Dividend Growth, Class I and Large Cap Growth Funds; 1.25% for Dividend Growth, Class S, Global Dividend Growth, Class I, Small Cap Dividend Growth, Class I and Mid Cap Growth Funds; 1.50% for Global Dividend Growth, Class S, Small Cap Dividend Growth, Class S, Small Cap Growth and International Growth Funds; and 2.00% for Developing Markets Growth Fund, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period.)

76	SIT MUTUAL FUNDS ANNUAL REPORT

FEDERAL TAX INFORMATION (Unaudited)

Sit Equity Funds

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any), for each of the Funds that qualify for the Dividends Received Deductions for the period of July 1, 2015 to June 30, 2016 is as follows:

Fund	Percentage
Balanced Fund	53.2%
Dividend Growth Fund	95.8
Global Dividend Growth Fund	81.3
Large Cap Growth Fund	49.3
Mid Cap Growth Fund	—
Small Cap Dividend Growth Fund	100.0
Small Cap Growth Fund	—
International Growth Fund	1.8
Developing Markets Growth Fund	16.9

For the year ended June 30, 2016, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the 15% dividend income tax rate.

Fund	Percentage
Balanced Fund	58.9%
Dividend Growth Fund	100.0
Global Dividend Growth Fund	100.0
Large Cap Growth Fund	53.4
Mid Cap Growth Fund	—
Small Cap Dividend Growth Fund	100.0
Small Cap Growth Fund	—
International Growth Fund	100.0
Developing Markets Growth Fund	100.0

The following Funds designated the listed amounts as long-term capital gain dividends during the year ended June 30, 2016. Distributable long-term gains are based on net realized long term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Fund	Amount
Balanced Fund	$1,028,080
Dividend Growth Fund	109,306,585
Global Dividend Growth Fund	1,713,973
Large Cap Growth Fund	27,930,763
Mid Cap Growth Fund	23,213,056
Small Cap Dividend Growth Fund	662
Small Cap Growth Fund	8,910,218
International Growth Fund	1,246,085
Developing Markets Growth Fund	211,867

JUNE 30, 2016	77

INFORMATION ABOUT DIRECTORS AND OFFICERS (Unaudited)

The Sit Mutual Funds are a family of no-load mutual funds. The Stock Funds described in this Annual Report are the Sit Mid Cap Growth Fund, Sit Large Cap Growth Fund, Sit International Growth Fund, Sit Balanced Fund, Sit Developing Markets Growth Fund, Sit Small Cap Growth Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, and the Sit Small Cap Dividend Growth Fund (the “Funds” or individually, a “Fund”). The bond funds within the Sit Mutual Fund family are described in a separate Bond Funds’ Annual Report. The Sit Mid Cap Growth Fund and Sit Large Cap Growth Fund, and the corporate issuer of the Sit International Growth Fund, Sit Balanced Fund, Sit Developing Markets Growth Fund, Sit Small Cap Growth Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, and Sit Small Cap Dividend Growth Fund have a Board of Directors and officers. Pursuant to Minnesota law, the Boards of Directors are responsible for the management of the Funds and the establishment of the Funds’ policies. The officers of the Funds manage the day-today operation of the Funds. Information pertaining to the directors and officers of the Funds is set forth below. The business address, unless otherwise noted below, is that of the Funds’ investment adviser – 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. The Boards have a separate Audit Committee. The Stock Funds’ SAI has additional information about the Funds’ directors and is available without charge upon request by calling the Sit Funds at 800-332-5580.

Name, Age, and Position with Funds	Term of Office (1) and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships Held by Director (3)
INTERESTED DIRECTORS:
Roger J. Sit (2) Age: 54 Chairman and President	Chairman since 10/08; Officer since 1998.	Chairman, President, CEO and Global CIO of Sit Investment Associates, Inc. (the “Adviser”); Chairman and CEO of Sit Investment Fixed Income Advisors, Inc. (“SF”); Chairman of SIA Securities Corp. (the “Distributor”).	14	TCF Financial Corporation.
INDEPENDENT DIRECTORS:
Edward M. Giles Age: 80 Director	Director since 2012 or the Fund’s inception, if later.	Senior Vice President of Peter B. Cannell & Co., July 2011 to present; Managing Member of GME Capital, 2005 to 2011; Advisory Director of Sit Investment Associates, Inc. January 2008 to December 2011.	14	None.
Sidney L. Jones Age: 82 Director	Director since 1988 to 1989 and since 1993 or the Fund’s inception if later.	Lecturer, Washington Campus Consortium of 17 Universities.	14	None.
Bruce C. Lueck Age: 75 Director	Director since 2004 or the Fund’s inception, if later.	Consultant for Zephyr Management, L.P. (investment management) and committee member of several investment funds and foundations.	14	None.
Donald W. Phillips Age: 68 Director	Director of the International Fund since1993, and since 1990 or the Fund’s inception, if later for all other Funds.	Chairman and CEO of WP Global Partners Inc., July 2005 to present; Partner of Ranieri Partners, 2007 to present.	14	None.
Barry N. Winslow Age: 68 Director	Director since 2010 or the Fund’s inception, if later.	Vice-Chairman of TCF Financial Corporation, July 2008 to July 2014.	14	TCF Financial Corporation.

78	SIT MUTUAL FUNDS ANNUAL REPORT

Name, Age, and Position with Funds	Term of Office (1) and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships Held by Director (3)
OFFICERS:
Mark H. Book Age: 53 Vice President – Investments of Balanced Fund only	Officer since 2002; Re-Elected by the Boards annually.	Vice President and Portfolio Manager of SF.	N/A	N/A
Kelly K. Boston Age: 47 Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Staff Attorney of the Adviser; Secretary of the Distributor.	N/A	N/A
Bryce A. Doty Age: 49 Vice President - Investments of Balanced Fund only.	Officer since 1996; Re-Elected by the Boards annually.	Senior Vice President and Senior Portfolio Manager of SF.	N/A	N/A
Kent L. Johnson Age: 50 Vice President - Investments	Officer since 2003; Re-Elected by the Boards annually.	Senior Vice President - Research and Investment Management of the Adviser.	N/A	N/A
Michael J. Radmer 50 S. 6th Street Minneapolis, MN 55402 Age: 71 Secretary	Officer since 1984; Re-Elected by the Boards annually.	Senior Counsel with the law firm of Dorsey & Whitney, LLP since January 2016; Partner from 1976 to December 2015.	N/A	N/A
Paul E. Rasmussen Age: 55 Vice President, Treasurer & Chief Compliance Officer	Officer since 1994; Re-Elected by the Boards annually.	Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary, and Chief Compliance Officer of SF; President and Treasurer of the Distributor.	N/A	N/A
Carla J. Rose Age: 50 Vice President, Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Vice President, Administration & Deputy Controller of the Adviser; Vice President, Controller, Treasurer & Assistant Secretary of SF; Vice President and Assistant Secretary of the Distributor.	N/A	N/A
Robert W. Sit Age: 47 Vice President - Investments	Officer since 1997; Re-Elected by the Boards annually.	Vice President - Research and Investment Management of the Adviser.	N/A	N/A
Ronald D. Sit Age: 56 Vice President - Investments	Officer since 1985; Re-Elected by the Boards annually.	Vice President - Research and Investment Management of the Adviser.	N/A	N/A

[1]	Each Director serves until their resignation, removal or the next meeting of the shareholders at which election of directors is an agenda item and his successor is duly elected and shall qualify.
[2]

Directors who are deemed to be “interested persons” of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is a an officer of Sit Investment Associates, Inc., the Fund’s investment adviser.

3	Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

JUNE 30, 2016	79

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

Each Fund follows certain policies and procedures for voting proxies for securities held in each portfolio. A description of the Funds’ proxy voting policies and procedures is available without charge upon request by calling the Funds at 1-800-332-5580.

Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available without charge upon request by calling the Funds at 1-800-332-5580, and is available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds’ file their complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available without charge upon request by calling the Funds at 1-800-332-5580 and are available on the SEC’s website at www.sec.gov. In addition, the Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

80	SIT MUTUAL FUNDS ANNUAL REPORT

Annual Report
June 30, 2016

INVESTMENT ADVISER
Sit Investment Associates, Inc.
3300 IDS Center
Minneapolis, MN 55402

CUSTODIAN
The Bank of New York Mellon
One Wall Street
New York, NY 10286

TRANSFER AGENT AND DISBURSING AGENT
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
Minneapolis, MN

GENERAL COUNSEL
Dorsey & Whitney LLP
Minneapolis, MN

Sit Mutual Funds
1-800-332-5580
www.sitfunds.com

Sit Stock 6-16

Item 2:	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. The registrant has not made any amendment to its code of ethics during the period covered by this report which must be described herein pursuant to Item 2. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-334-5888 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Item 3:	Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Edward M. Giles, Mr. Sidney L. Jones, Mr. Bruce C. Lueck, Mr. Donald W. Phillips and Mr. Barry N. Winslow are audit committee financial experts serving on its audit committee. Mr. Giles, Mr. Jones, Mr. Lueck, Mr. Phillips and Mr. Winslow are independent for purposes of this item.

Item 4:	Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	Audit Fees (a)	Audit Related Fees (b)	Tax Fees (c)	Other Fees (d)
Fiscal year ended June 30, 2016	20,700	0	4,925	0
Fiscal year ended June 30, 2015	20,300	0	4,675	0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other Fees include services provided to review the Fund’s order processing and trading procedures.

(e) (1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

(2) No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $0 and $0, respectively.

(h) The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:	Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:	Portfolio Managers of Closed-End Management Investments Companies.

Not applicable to open-end investment companies.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:	Controls and Procedures -

(a) Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12:	Exhibits:

(a) The following exhibits are attached to this Form N-CSR:

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b) Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Mid Cap Growth Fund, Inc.

By (Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date August 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date August 25, 2016

By (Signature and Title)	/s/ Roger J. Sit
Roger J. Sit
Chairman

Date August 25, 2016